UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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NeuStar, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Fellow Stockholders:

We are pleased to invite you to attend the 2014 Annual Meeting of Stockholders of NeuStar, Inc. to be held on Wednesday, May 28, 2014 at 5:00 p.m. local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and the 2014 Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a Proxy or Voting Instruction Card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend in person. Please review the instructions on the Proxy or Voting Instruction Card regarding each of these voting options.

We are pleased to furnish proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. On or around April 18, 2014, we will mail our stockholders a notice containing instructions on how to access our 2014 Proxy Statement and 2013 Annual Report and vote online. The notice also will include instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice of Annual Meeting, 2014 Proxy Statement and Proxy Card. If you receive your Annual Meeting materials by mail, the Notice of Annual Meeting, 2014 Proxy Statement and Proxy Card will be enclosed. If you receive your Annual Meeting materials via e-mail, the e-mail will contain voting instructions and links to the 2014 Proxy Statement and the 2013 Annual Report on the Internet, both of which are available at www.neustar.biz under the captions “Investor Relations”.

At this year’s Annual Meeting, the agenda includes the following proposals:

Proposal	Board Recommendation

1. Election of James G. Cullen, Joel P. Friedman and Mark N. Greene as directors	FOR

2. Ratification of Ernst & Young LLP as our independent registered public accounting firm	FOR

3. Advisory resolution to approve executive compensation	FOR

4. Approval of the Amended and Restated NeuStar, Inc. Corporate Bonus Plan (fka the 2009 Performance Achievement Award Plan)	FOR

5. Stockholder proposal to declassify the Board of Directors (if properly presented at the Annual Meeting)	AGAINST

Thank you for your ongoing support of and continued interest in Neustar.

Sincerely,

Lisa A. Hook

President and Chief Executive Officer

NEUSTAR, INC.

21575 RIDGETOP CIRCLE,

STERLING, VIRGINIA 20166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 28, 2014

Time and Date	5:00 p.m. (local time) on May 28, 2014.
Place	Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190
Items of Business

1. To elect the three directors named in the 2014 Proxy Statement to the Board of Directors to hold office until our Annual Meeting of Stockholders in 2017 and until their respective successors have been elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014;

3. To approve an advisory resolution on executive compensation;

4. To approve the Amended and Restated NeuStar, Inc. Corporate Bonus Plan (fka 2009 Performance Achievement Award Plan); and

5. To act upon a stockholder proposal to declassify the Board of Directors, if properly presented at the Annual Meeting.

Stockholders also will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.
Record Date	You are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement that may take place only if you were a stockholder as of the close of business on March 31, 2014.
Proxy Materials and Annual Report	We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish these proxy materials and our 2013 Annual Report to stockholders on the Internet.
Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. You may submit your Proxy or Voting Instruction Card for the Annual Meeting by completing, signing, dating and returning your Proxy or Voting Instruction Card in the pre-addressed envelope provided, or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers” beginning on page 1 of this Proxy Statement and the instructions on the Proxy or Voting Instruction Card. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in this Proxy Statement.

By order of the Board of Directors,

Leonard J. Kennedy

Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on May 28, 2014:

This Notice of 2014 Annual Stockholders’ Meeting and Proxy Statement, and 2013 Annual Report and Form

10-K are available at http://www.astproxyportal.com/ast/25439.

NEUSTAR, INC.

21575 RIDGETOP CIRCLE

STERLING, VIRGINIA 20166

PROXY STATEMENT

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

We are making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation by the Board of Directors of NeuStar, Inc. of proxies for use at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment(s) or postponement(s) that may take place. These materials will be sent or given to stockholders on or around April 18, 2014. Unless the context otherwise requires, the terms “us,” “we,” “our,” “Neustar,” and the “Company” include NeuStar, Inc. and its consolidated subsidiaries.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials?

Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission, we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders as of March 31, 2014 (the “Record Date”). The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials to the extent that you would prefer to receive paper copies of proxy materials. Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting and conserve natural resources. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Do I need a ticket to attend the Annual Meeting?

You will need an admission ticket or proof of ownership of our common stock to enter the Annual Meeting. If you are a stockholder of record and received a Notice, your Notice is your admission ticket. If you are a stockholder of record and received a printed copy of our proxy materials, you must bring the admission ticket portion of your Proxy Card to be admitted to the Annual Meeting. If you are a beneficial owner and your shares are held in the name of a broker, bank or other nominee, you must bring a brokerage statement or other proof of ownership with you to the Annual Meeting. If you would rather have an admission ticket, you can obtain one in advance by mailing a written request, along with proof of your ownership of Neustar stock, to:

NeuStar, Inc.

Attn: Corporate Secretary

21575 Ridgetop Circle

Sterling, Virginia 20166

All stockholders also must present a form of valid, government-issued photo identification in order to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of Neustar common stock at the close of business on the Record Date are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, there were 60,526,573 shares of Class A common stock outstanding and entitled to vote and 3,082 shares of Class B common stock outstanding and entitled to vote. All holders of common stock shall vote together as a single class, and each holder of common stock is entitled to one vote per share of Class A common stock and one vote per share of Class B common stock on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Neustar’s transfer agent, American Stock Transfer & Trust Company LLC, you are considered, with respect to those shares, the “stockholder of record.” The Notice was sent directly to you by the Company. If you requested printed copies of the proxy materials by mail, you received a Proxy Card.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice and, upon your request, the proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by following their instructions for voting.

How do I vote?

The instructions for accessing proxy materials and voting can be found in the information you received either by mail or e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.

For stockholders who received a Notice by mail about the Internet availability of the proxy materials, you may access the proxy materials and voting instructions over the Internet via the web address provided in the Notice. In order to access this material and vote, you will need the control number provided on the Notice you received in the mail. You may vote by following the instructions on the Notice or on the website.

For stockholders who received a Notice by e-mail, you may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to vote, you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.

For stockholders who received the proxy materials by mail, you may vote your shares by following the instructions provided on the Proxy or Voting Instruction Card. If you vote by Internet or telephone, you will need the control number provided on the Proxy or Voting Instruction Card. If you vote by mail, please complete, sign and date the Proxy or Voting Instruction Card and mail it in the accompanying pre-addressed envelope. If the prepaid envelope is missing, please mail your completed Proxy Card to NeuStar, Inc., 21575 Ridgetop Circle, Sterling, Virginia 20166, Attn: Corporate Secretary.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Daylight Time on Tuesday, May 27, 2014. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive. If you vote by telephone or on the Internet, you do not need to return your Proxy or Voting Instruction Card.

All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a legal proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

•	written notice to the Corporate Secretary of the Company;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or

•	voting in person at the Annual Meeting.

If you are a beneficial owner of shares, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All shares that have been properly voted and not revoked will be cast as votes at the Annual Meeting.

What shares can I vote?

You can vote all shares that you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record; and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 8:45 a.m. and 4:30 p.m. Eastern Daylight Time, at our principal executive offices at 21575 Ridgetop Circle, Sterling, Virginia 20166, by contacting the Corporate Secretary of the Company.

How will broker non-votes and abstentions be treated at the Annual Meeting?

Generally, a “broker non-vote” occurs on a matter when a broker is not permitted to vote on the matter without voting instructions from the beneficial owner and voting instructions are not given. Under the rules of the New York Stock Exchange, without voting instructions from the beneficial owners, brokers will have discretion to vote on proposal 2 but not on proposals 1, 3, 4, or 5. Therefore, in order for your voice to be heard, it is important that you vote. We strongly encourage you to vote — every vote is important.

Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum. Under our bylaws, abstentions and broker non-votes will not be considered votes properly cast at the Annual Meeting and therefore will have no effect on the voting results. However, for purposes of approval of Proposal 4 under New York Stock Exchange rules, abstentions will be counted as votes cast and, therefore, will have the same effect as a vote against the proposal, and broker non-votes will not be counted as votes cast and, therefore, will nave no effect on the voting results on the proposal.

How many shares are required to constitute a quorum and to approve the proposals being voted upon at the Annual Meeting?

The presence of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.

Under our bylaws, approval of each proposal to be presented at the Annual Meeting requires the affirmative vote of a majority of votes cast. As described above, under our bylaws, abstentions and broker non-votes, if any, will not count as votes cast. In addition, New York Stock Exchange rules contain separate approval requirements with respect to the approval of Proposal 4. Under New York Stock Exchange rules, approval of Proposal 4 also requires the affirmative vote of a majority of votes cast; however, as described above, abstentions will be counted as votes cast on the proposal.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the proxy holders named on the Proxy Card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. We have retained Innisfree M&A Incorporated to aid in the solicitation of proxies for fees of approximately $20,000, plus expenses. In addition, our directors, senior executives or employees, acting without special compensation, may also solicit proxies. Proxies may be solicited by personal interview, mail, electronic transmission, facsimile transmission or telephone. We are required to send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.

Who will count the vote?

Representatives of our transfer agent, American Stock Transfer & Trust Company LLC, will tabulate the votes and act as inspector of election.

How may I obtain Neustar’s Form 10-K and other financial information?

Stockholders may request a free copy of our 2013 Annual Report, which includes our 2013 Form 10-K, from:

NeuStar, Inc.

Attn: Corporate Secretary

21575 Ridgetop Circle

Sterling, VA 20166

Alternatively, current and prospective investors can access the 2013 Annual Report, which includes our 2013 Form 10-K, and other financial information on our website at www.neustar.biz under the caption “Investor Relations” or on the Securities and Exchange Commission’s website at www.sec.gov.

We also will furnish any exhibit to the 2013 Form 10-K if specifically requested upon payment of charges that approximate our cost of reproduction.

GOVERNANCE OF THE COMPANY

Our Principles of Corporate Governance

The Board of Directors (the “Board”) has adopted a set of corporate governance principles as a framework for the governance of the Company. The Nominating and Corporate Governance Committee regularly reviews the principles and recommends changes to the Board as appropriate. Our Principles of Corporate Governance (the “Principles”) are available on our website at www.neustar.biz under the captions “About Us — Investor Relations — Corporate Information — Principles.” A free printed copy is available to any stockholder who requests it from us at the address on page 4.

Among other matters, the Principles contain the following items concerning the Board:

•

The Board, which is elected by the Company’s stockholders, oversees the management of the Company and its business. The Board appoints the senior management team, which is responsible for operating the Company’s business, and monitors the performance of senior management.

•	The Board may change its size to not less than three directors and not more than fifteen directors.

•

The Board will appoint a Chairman of the Board, who may or may not be the Chief Executive Officer (“CEO”) of the Company. If the Chairman is the CEO (or is otherwise not an independent director), the Board also will select a lead independent director. The Board currently separates the positions of Chairman of the Board and CEO. The Board’s leadership structure is discussed in more detail under “Board Leadership” below.

•

When a director’s principal occupation or business association changes substantially during the director’s tenure on the Board, the director must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee recommends to the Board the action, if any, to be taken with respect to the resignation.

•

Ordinarily, directors may not serve on the boards of more than four public companies so as not to interfere with their service as a director of the Company. Directors should also advise the chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another corporate board.

•	Unless otherwise approved by the Nominating and Corporate Governance Committee, directors may not stand for reelection after age 72.

•

The Chairman of the Board establishes the agenda for each Board meeting. Agenda items that fall within the scope of responsibilities of a Board committee are reviewed with the chair of that committee. Directors are encouraged to suggest the inclusion of items on the agenda. Directors are also free to raise subjects at a Board meeting that are not on the agenda for that meeting.

•	The independent directors meet in executive session without management present at least quarterly. The Chairman of the Board chairs these executive sessions.

•	The Board reviews the Company’s long-term strategic plan and business unit initiatives at least annually.

•

In 2013, the Board had five standing committees: Audit, Nominating and Corporate Governance, Compensation, Finance and Neutrality. The Audit, Nominating and Corporate Governance, Compensation and Finance Committees consist solely of independent directors. All committees report regularly to the full Board with respect to their activities.

•

The Nominating and Corporate Governance Committee considers and makes recommendations to the Board regarding committee size, structure, composition and functioning. Committee members and chairs are recommended to the Board by the Nominating and Corporate Governance Committee and appointed by the full Board.

•

At the invitation of the Board, members of senior management may attend Board meetings or portions of meetings for the purpose of presenting matters to the Board and participating in discussions. Directors also have full and free access to other members of management and to employees of the Company.

•

The Board has the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions. Each of the Audit, Nominating and Corporate Governance, Compensation and Finance Committees has similar authority to retain outside advisors as it determines appropriate to assist it in the performance of its functions.

•

The Compensation Committee annually reviews the compensation of directors. Director compensation is set by the Board based upon the recommendation of the Compensation Committee. Non-management directors receive a combination of cash and equity compensation for service on the Board.

•

The Board plans for succession to the position of CEO as well as certain other senior management positions. These plans are reviewed by the Nominating and Corporate Governance Committee. The CEO reports to the Board periodically on succession planning and management development and provides the Board with recommendations and evaluations of potential successors, including the position of CEO.

•

The Compensation Committee is responsible for reviewing and approving annual and long-term performance goals for the CEO, evaluating the CEO’s performance against those goals, and recommending the CEO’s compensation to the independent directors for review and approval. Both the goals and the evaluation are submitted to the independent directors meeting in executive session. The results of the evaluation are shared with the CEO and used by the Compensation Committee in considering the CEO’s compensation, which is approved by the independent directors meeting in executive session.

•

The Company has an orientation process for Board members that is designed to familiarize new directors with the Company’s business, operations, finances, and governance practices. The Board encourages directors to participate in education programs to assist them in performing their responsibilities as directors.

•

The Board conducts an annual self-evaluation to assess its performance. The Audit, Nominating and Corporate Governance, and Compensation Committees also conduct annual self-evaluations to assess their performance. The Nominating and Corporate Governance Committee is responsible for developing, administering and overseeing processes for conducting evaluations.

Board Leadership

Neustar currently separates the positions of Chairman of the Board and CEO. Since November 2010, James G. Cullen, one of our independent directors, has served as our Chairman of the Board. Mr. Cullen’s roles and responsibilities as Chairman include:

•

leading the Board in enhancing processes relating to Board communications and involvement, strategy development, succession planning, mergers and acquisitions, annual budgets and risk oversight. (The Board’s role in risk oversight is discussed in more detail on page 16);

•	setting the priorities of the Board and establishing agendas for Board meetings;

•	consulting with committee chairs on committee meeting frequency, length and agendas;

•	calling and presiding over meetings of the Board;

•	chairing regular executive sessions of the independent directors;

•	serving as a liaison between management and the other independent directors;

•	overseeing the CEO evaluation process (led by the Compensation Committee);

•	overseeing the Board evaluation process (led by the Nominating and Corporate Governance Committee) and providing feedback to directors regarding their individual performance and contributions;

•	leading the Board in anticipating and responding to crises; and

•	meeting regularly with the CEO between Board meetings.

Separating the positions of Chairman of the Board and CEO allows our CEO to focus on our day-to-day business, while providing the Board with independent leadership in its central role of advising and overseeing management. The Board believes that having an experienced and engaged independent director as Chairman is the most appropriate structure for the Board at this time. However, the Board regularly reviews Board and Company leadership as part of the succession planning process and retains authority to combine the roles of Chairman and CEO in the future, based on the needs and circumstances of the Company at the time. In the event that these roles are combined in the future, the Board will select an independent Board member to serve as lead independent director.

Director Independence

Our Principles include the following provisions concerning director independence:

•	A substantial majority of the Board is made up of independent directors.

•

An “independent” director is a director who meets the independence requirements of the New York Stock Exchange for directors, as determined by the Board. Specifically, an independent director is a director who has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

•	The Board makes an affirmative determination regarding the independence of each director annually, based upon the recommendation of the Nominating and Corporate Governance Committee.

•

The Board has established standards to assist it in determining director independence. Under these standards, which are included as Appendix A to the Principles, a director is not independent if, within the preceding three years:

•	the director was employed by the Company, or an immediate family member of the director was employed by the Company as an executive officer;

•

the director or an immediate family member received more than $120,000 during any 12-month period in direct compensation from the Company, other than Board and committee fees, pensions or other forms of deferred compensation, and compensation received by an immediate family member for service as an employee (other than an executive officer);

•	the director or an immediate family member had specified employment relationships with the Company’s independent auditor; or

•

the director or an immediate family member was part of an interlocking directorate in which the director or family member was employed as an executive officer of another company where any of the Company’s executive officers served on the compensation committee.

•

In addition, a director is not independent if the director is an employee, or an immediate family member is an executive officer, of a company that made payments to, or received payments from, the Company in excess of specified amounts during the preceding three fiscal years.

•

Finally, a director is not independent if the director or the director’s spouse is an executive officer of a nonprofit organization to which the Company made contributions in excess of specified amounts during the preceding three fiscal years.

The Board undertook its annual review of director independence in February 2014. Based on the independence requirements of the New York Stock Exchange rules and the standards set forth in our Principles, the Board affirmatively determined that current directors Gareth C. C. Chang, James G. Cullen, Joel P. Friedman, Mark N. Greene, Ross K. Ireland, Paul A. Lacouture, Michael J. Rowny, and Hellene S. Runtagh are independent. The Board determined that Lisa A. Hook is not independent as a result of her employment with the Company. In evaluating Mr. Lacouture’s independence, the Board considered that Mr. Lacouture’s son-in-law is a non-executive employee of a client of the Company, and that Mr. Lacouture receives retirement benefits stemming from his own former employment with that client. In evaluating Mr. Ireland’s independence, the Board considered that Mr. Ireland’s son is a non-executive employee of a different client of the Company, and that Mr. Ireland receives retirement benefits stemming from his own former employment with that client. The Board determined that these relationships were not material and did not preclude independence under the standards outlined above.

All members of the Audit, Nominating and Corporate Governance and Compensation Committees must be independent directors as defined by our Principles. Members of the Audit Committee and the Compensation Committee must also satisfy additional, heightened independence requirements under Securities and Exchange Commission and New York Stock Exchange rules, as applicable.

Director Elections

Our bylaws provide for majority voting in the election of directors. Specifically, in uncontested elections, directors are elected by a majority of the votes cast, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. The Board also has a policy providing that any director who is not reelected under our majority voting standard must tender his or her resignation within 30 days of certification of the stockholder vote. The Nominating and Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation offer.

In deciding whether to recommend that the Board accept the resignation offer, the Nominating and Corporate Governance Committee will consider all factors deemed relevant, including the stated reasons why stockholders who cast “against” votes did so, any actions taken to address those stated reasons, the qualifications of the director, and whether the director’s resignation from the Board would be in the best interests of the Company and its stockholders.

The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days of certification of the stockholder vote and will promptly disclose its final decision and, if applicable, the reasons for rejecting the tendered resignation. Any director who tenders his or her resignation under this policy will not participate in the proceedings of either the Nominating and Corporate Governance Committee or the Board with respect to his or her own resignation offer. If the Board accepts a director’s resignation under the policy, the Nominating and Corporate Governance Committee will recommend to the Board whether to fill such vacancy or reduce the size of the Board.

Board and Committee Membership

Our Board of Directors currently has nine seats, divided into three classes: Class I (three seats), Class II (three seats) and Class III (three seats).

The Board met sixteen (16) times during 2013. During 2013, each of our directors attended 75% or more of the aggregate of (a) the total number of meetings of the Board held while a director and (b) the total number of meetings held by all committees on which the director served (during the period in which the director served on such committees). Our Board has adopted a policy that our directors are expected and strongly encouraged to attend each Annual Meeting of Stockholders absent compelling circumstances. All of our directors then on the Board attended our 2013 Annual Meeting of Stockholders.

The table below provides current membership information for the Board and each standing committee of the Board.

Name	Position	Year Current Term Expires	Audit Committee Member	Compensation Committee Member	Finance Committee Member	Neutrality Committee Member	Nominating and Corporate Governance Committee Member
Gareth C.C. Chang(1)	Class III director	2016	X			X*
James G. Cullen(2)	Class I director	2014		X	X*
Joel P. Friedman(3)	Class I director	2014	X		X
Mark N. Greene	Class I director	2014		X		X
Lisa A. Hook	Class III director	2016				X
Ross K. Ireland(4)	Class II director	2015		X			X*
Paul A. Lacouture(5)	Class II director	2015		X*			X
Michael J. Rowny	Class II director	2015	X*		X		X
Hellene S. Runtagh	Class III director	2016	X				X

*	Chair

(1)	Gareth C.C. Chang served as a member of the Compensation Committee until June 19, 2013.

(2)	James G. Cullen served as Chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee until June 19, 2013.

(3)	Joel P. Friedman served as Chair of the Compensation Committee until June 19, 2013.

(4)	Ross K. Ireland served as Chair of the Neutrality Committee until June 19, 2013.

(5)	Paul A. Lacouture served as a member of the Audit Committee until June 19, 2013.

The Audit Committee

Under the terms of its charter, the Audit Committee meets at least quarterly, including periodic meetings in executive session with each of our management, our principal internal auditor, our independent registered public accounting firm (independent auditors), and our General Counsel, and reports regularly to the full Board with respect to its activities. The Audit Committee represents and assists the Board in overseeing the accounting and financial reporting processes of the Company and the audits of our financial statements, including the integrity of the financial statements; our compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; the performance of our internal audit function and independent auditors; and the preparation of a report of the Audit Committee to be included in our annual proxy statement. The Audit Committee is responsible for:

•	directly appointing, retaining, compensating, evaluating, overseeing, and terminating (when appropriate) the Company’s independent auditors, who shall report directly to the Audit Committee;

•

reviewing and pre-approving all audit and permissible non-audit services to be provided by the independent auditors, and establishing policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by the independent auditors;

•

at least annually, obtaining and reviewing a report by the independent auditors describing: (a) the auditors’ internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues;

•	at least annually, reviewing the qualifications, independence and performance of the independent auditors, and discussing with the independent auditors their independence;

•

reviewing and discussing with the independent auditors the matters required to be discussed by the independent auditors under PCAOB Auditing Standard No. 16, any audit problems or difficulties encountered (including restrictions on their work, cooperation received or not received, and significant disagreements with corporate management) and management’s response;

•

meeting to review and discuss with corporate management and the independent auditors the annual audited financial statements, and the unaudited quarterly financial statements, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the independent auditors’ reports related to the financial statements, and recommending to the Board whether the annual audited financial statements should be included in the Company’s annual report on Form 10-K;

•

reviewing and discussing earnings press releases, and corporate practices with respect to earnings press releases, and financial information and earnings guidance provided to analysts and ratings agencies;

•

reviewing and discussing with management and the independent auditors the Company’s major risk exposures, the Company’s policies governing the risk management process, and the steps management has taken to monitor and control such exposure;

•	reviewing the adequacy and effectiveness of the Company’s internal audit procedures and internal controls over financial reporting, and any programs instituted to correct deficiencies;

•	reviewing and discussing the adequacy and effectiveness of the Company’s disclosure controls and procedures;

•	reviewing and concurring in the appointment, and dismissal when appropriate, of the principal internal auditor;

•

overseeing the Company’s compliance systems with respect to legal and regulatory requirements and reviewing the Company’s codes of conduct and programs to monitor compliance with such codes; and at least annually, meet to review the implementation and effectiveness of the Company’s compliance program with the General Counsel;

•	establishing and overseeing procedures for the submission of complaints regarding accounting, internal accounting controls, auditing and federal securities law matters;

•	investigating, or referring, matters brought to its attention as appropriate, with full access to all books, records, facilities and personnel of the Company;

•	reviewing the application of significant regulatory, accounting and auditing initiatives, including new requirements;

•

reviewing and approving, in appropriate circumstances and subject to such restrictions as may be imposed by the Audit Committee, potential conflicts of interest involving directors and executive officers, including related person transactions;

•	establishing policies for the hiring of employees and former employees of the independent auditors;

•	annually evaluating the performance of the Audit Committee and the adequacy of the Audit Committee’s charter and recommending changes to the Board as appropriate; and

•	performing such other duties and responsibilities as are consistent with the purpose of the Audit Committee and as the Board or the Audit Committee deems appropriate.

The Audit Committee has the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions and shall receive appropriate funding, as determined by the Audit Committee, from the Company for the payment of compensation to any such advisors.

The Audit Committee met ten (10) times during 2013.

The members of the Audit Committee as of the date of this Proxy Statement are Messrs. Rowny (Chair), Chang and Friedman and Ms. Runtagh.

The Board has determined that each member of the Audit Committee is independent, as defined by the Company’s director independence standards and the rules of the New York Stock Exchange and the Securities and Exchange Commission, and that Mr. Rowny is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

The report of the Audit Committee is included on pages 62 and 63. A copy of the Audit Committee Charter is available on our website at www.neustar.biz, under the captions “About Us — Investor Relations — Corporate Information — Committee Composition.” A free printed copy is available to any stockholder who requests it from us at the address on page 4.

The Nominating and Corporate Governance Committee

Under the terms of its charter, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board director candidates for election at the annual meeting of stockholders, developing and recommending to the Board a set of corporate governance principles and undertaking a leadership role in shaping corporate governance. Specifically, the Nominating and Corporate Governance Committee is responsible for:

•	developing and recommending to the Board criteria for identifying and evaluating director candidates and periodically reviewing these criteria;

•	identifying, reviewing the qualifications of, and recruiting candidates for election to the Board;

•	assessing the criteria and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	establishing a procedure for the consideration of Board candidates recommended by the stockholders;

•	recommending to the Board candidates for election or reelection to the Board at each annual stockholders’ meeting;

•	recommending to the Board candidates to be elected by the Board as necessary to fill vacancies and newly created directorships;

•	developing and recommending to the Board a set of corporate governance principles and annually reviewing and recommending changes to these principles, as appropriate;

•	making recommendations to the Board concerning the size, structure, composition and functioning of the Board and its committees;

•	recommending committee members and chairs to the Board for appointment and considering periodically rotating directors among the committees;

•	reviewing and recommending to the Board retirement and other tenure policies for directors;

•

reviewing directorships in other public companies held by or offered to directors and senior executives of the Company and consulting with the Company’s Neutrality Committee regarding such directorships;

•	reviewing and assessing the channels through which the Board receives information, and the quality and timeliness of information received;

•	assisting the Board in reviewing the Company’s succession plans relating to the Chief Executive Officer and other senior executives;

•	overseeing the annual evaluation of the Board and its committees;

•	reviewing the governance structure of the Company and the Board;

•	assisting the Board in evaluating and overseeing the management of governance-related risk;

•	reviewing external developments in corporate governance matters;

•	overseeing the orientation process for new directors and ongoing education for directors;

•

annually evaluating the performance of the Nominating and Corporate Governance Committee and the adequacy of the Nominating and Corporate Governance Committee’s charter and recommending changes to the Board as appropriate; and

•

performing such other duties and responsibilities as are consistent with the purpose of the Nominating and Corporate Governance Committee and as the Board or the Nominating and Corporate Governance Committee deems appropriate.

The Nominating and Corporate Governance Committee has the authority to retain, at the Company’s expense, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including the authority to retain and terminate any search firm to be used to identify director candidates and to approve the search firm’s fees and other retention terms.

The Nominating and Corporate Governance Committee met five times during 2013.

The members of the Nominating and Corporate Governance Committee as of the date of this Proxy Statement are Messrs. Ireland (Chair), Lacouture and Rowny and Ms. Runtagh.

The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined by the Company’s director independence standards and the rules of the New York Stock Exchange.

A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.neustar.biz, under the captions “About Us — Investor Relations — Corporate Information — Committee Composition.” A free printed copy is available to any stockholder who requests it from us at the address on page 4.

The Nominating and Corporate Governance Committee is responsible for recommending candidates for election to the Board and believes that director candidates should have certain minimum qualifications, including the highest level of integrity, maturity of judgment based on a record of senior-level experience, commitment to serving the interests of our stockholders, and a reputation and background that demonstrate that Neustar has a Board with experience that is appropriate for and consistent with our long-term vision. Candidates must also make a commitment to devote the time necessary to be active on the Board and have the desire and ability to work collegially and as a team with the Board and senior management. Pursuant to our Principles, the Nominating and Corporate Governance Committee considers the number of other boards on which the candidate serves. Additionally, as part of the neutrality requirements to which we are subject under Federal Communications Commission rules and orders and certain of our contracts, directors cannot be employees or directors of a telecommunications service provider (“TSP”) or own more than 5% of the voting stock of a TSP.

The Nominating and Corporate Governance Committee believes that the Board, as a whole, should include members who collectively bring the following strengths and backgrounds to the Board:

•	experience as a public company Chairman and/or Chief Executive Officer;

•

senior-level experience with companies that have transaction-based or subscription-based business models, information services and data analytics companies, the communications industry generally (e.g., wireline, wireless, Internet service providers and providers of Internet protocol and other next-generation communications services), media companies, systems integration/systems technology companies and/or software companies;

•	experience with government and public policy;

•	geographic diversity, with experience relating to the United States, Asia and Europe; and

•

strengths in the functional areas of finance, corporate governance, financial statement auditing, business operations and strategic planning for information services and data analytics companies, and mergers and acquisitions.

While the Nominating and Corporate Governance Committee has not adopted a formal policy with regard to diversity, the Nominating and Corporate Governance Committee seeks to achieve a diversity of strengths and backgrounds on the Board, particularly in the areas described above. The Nominating and Corporate Governance Committee further aims to have gender and racial diversity on the Board. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our goal of maintaining a Board that best serves the needs of the Company and the interests of our stockholders.

The Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate nominees for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current and former Board members, management, professional search firms (to whom we pay a fee), stockholders or other persons. The Nominating and Corporate Governance Committee may, in the future, retain a third-party search firm to assist in identifying and evaluating potential nominees for the Board. The Nominating and Corporate Governance Committee evaluates candidates for the Board on the basis of the standards and qualifications set forth above. The Nominating and Corporate Governance Committee and the Board also evaluate the Board’s collective qualifications (including diversity) as part of the Board’s annual self-evaluation process. Additional information about the skills and qualifications of our current directors is set forth on pages 57-59.

The Nominating and Corporate Governance Committee will also consider candidates for director recommended by our stockholders. Any stockholder recommendations proposed for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to the Nominating and Corporate Governance Committee, care of our Corporate Secretary, at NeuStar, Inc., 21575 Ridgetop Circle, Sterling, VA 20166. Properly submitted candidates who meet the criteria outlined above will be evaluated by the Committee in the same manner as candidates recommended by other sources.

In addition, our bylaws permit stockholders to nominate individuals for election at annual stockholder meetings. The process for nominating directors in accordance with our bylaws is discussed below under the heading “Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders”.

The Compensation Committee

Under the terms of its charter, the Compensation Committee is to assist the Board in discharging its responsibilities relating to compensation of our senior executives. The Compensation Committee is specifically responsible for:

•	overseeing the Company’s overall compensation structure, policies and programs, and assessing whether that structure establishes appropriate incentives for management and employees;

•	assessing the results of the Company’s most recent advisory vote on executive compensation;

•	assisting the Board in evaluating and overseeing the management of compensation-related risk;

•	administering and making recommendations to the Board with respect to the Company’s incentive-compensation and equity-based compensation plans;

•

reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the CEO’s performance in light of those goals and objectives with input from the independent directors, and recommending the CEO’s compensation level to the independent directors for approval based on this evaluation;

•	overseeing the evaluation of other senior executives and setting their compensation based upon the recommendation of the CEO;

•	approving the terms and grant of stock option and other stock incentive awards for senior executives;

•	reviewing and approving the structure of other benefit plans pertaining to senior executives;

•	reviewing and recommending to the Board employment and severance arrangements for senior executives;

•	approving, amending or modifying the terms of any compensation or benefit plan that does not require stockholder approval;

•

reviewing and discussing with management the Company’s Compensation Discussion and Analysis (“CD&A”) and related disclosures, recommending to the Board based on the review and discussions whether the CD&A should be included in the annual report and proxy statement, and overseeing the preparation of the compensation committee report required by Securities and Exchange Commission rules for inclusion in the Company’s annual report and proxy statement;

•	monitoring compliance by senior executives and directors with stock ownership guidelines adopted by the Company;

•	reviewing the compensation of directors for service on the Board and its committees and recommending changes in compensation to the Board;

•

at least annually, assessing whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in the Company’s annual report and proxy statement;

•	annually evaluating the performance of the Compensation Committee and the adequacy of the Compensation Committee’s charter and recommending changes to the Board as appropriate; and

•	performing such other duties and responsibilities as are consistent with the purpose of the Compensation Committee and as the Board or the Compensation Committee deems appropriate.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of such outside counsel, consultants, experts and other advisors as it determines appropriate to assist it in the full performance of its functions, and shall receive appropriate funding, as determined by the Compensation Committee, from the Company for payment of compensation to any such advisors.

The Compensation Committee met ten (10) times in 2013.

The members of the Compensation Committee as of the date of this Proxy Statement are Messrs. Lacouture (Chair), Cullen and Ireland and Dr. Greene.

The Board has determined that each member of the Compensation Committee is independent, as defined by the Company’s director independence standards and the rules of the New York Stock Exchange.

In addition, as required by the Compensation Committee Charter, all members of the Compensation Committee meet the additional requirements necessary to qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

Additional information regarding the processes and procedures of the Compensation Committee, the scope of the Compensation Committee’s authority, and the role of senior executives and compensation consultants in determining or recommending compensation is set forth below under the heading “Compensation Discussion & Analysis”.

A copy of the Compensation Committee Charter is available on our website at www.neustar.biz, under the captions “About Us — Investor Relations — Corporate Information — Committee Composition.” A free printed copy is available to any stockholder who requests it from us at the address on page 4.

The Finance Committee

Pursuant to the resolutions authorizing the formation of the Finance Committee, the Finance Committee meets from time to time to evaluate and approve, on behalf of the Board, the Company’s strategies, plans, policies and significant actions related to corporate financings, mergers and acquisitions and other strategic actions. Specifically, the Finance Committee is responsible for reviewing and approving, on behalf of the Board:

•	capital structure plans and strategies and specific equity or debt financings;

•	capital expenditure plans and strategies and specific capital projects;

•	strategic and financial investment plans and strategies and specific investments;

•	mergers, acquisitions and divestitures;

•	cash management plans and strategies and activities relating to cash accounts and cash investment portfolios;

•	plans and strategies for managing foreign currency exchange exposure and other exposure to economic risks;

•	repurchases of the Company’s capital securities;

•	joint ventures, partnerships and other strategic alliances; and

•	establishing, amending, extending or terminating credit or debt arrangements.

The Finance Committee has the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist in the full performance of its functions.

The members of the Finance Committee as of the date of this Proxy Statement are Messrs. Cullen (Chair), Friedman and Rowny. The Finance Committee met once during 2013 to approve the terms of the Company’s repurchase of up to $250 million in value of shares of the Company’s Class A common stock from time to time through December 31, 2013.

The Neutrality Committee

Under Federal Communications Commission rules and orders and certain of our contracts, we are required to comply with neutrality regulations and policies. We are examined periodically on our compliance with these requirements by independent third parties. The Neutrality Committee is responsible for receiving reports from the Company’s Neutrality Officer with respect to his or her neutrality functions; reviewing the quarterly attestation reports of the accountants who perform the neutrality procedures; reviewing and approving, as necessary, specific corrective actions based on the findings of the accountants; and reviewing and approving any changes or amendments to the Company’s neutrality compliance procedures.

The members of the Neutrality Committee as of the date of this Proxy Statement are Mr. Chang (Chair), Dr. Greene and Ms. Hook. The Neutrality Committee met four times during 2013.

Executive Sessions

Neustar’ s independent directors meet in executive session without management present at least quarterly. Our independent Chairman of the Board, James G. Cullen, chairs these executive sessions. The independent directors met in executive session nine times during 2013.

Risk Oversight

Enterprise Risk Management (“ERM”) is a company-wide initiative that involves identifying, assessing and managing risks that could affect our ability to meet business objectives or execute our corporate strategy. As part of our ERM process, the Board receives regular reports from management on a broad range of potential risks (including operational, financial, legal and regulatory, human capital, and strategic and reputational risks) and the steps management is taking to manage those risks.

While the full Board has general oversight responsibility for ERM, the Board has allocated and delegated certain responsibilities to its committees. Consistent with New York Stock Exchange rules, the Audit Committee reviews and discusses with management and our independent auditors the Company’s major risk exposures, the Company’s policies governing the risk management process, and the steps management has taken to monitor and control such exposure. In addition, the Compensation Committee and the Nominating and Corporate Governance Committee receive reports from management and assist the Board in evaluating risks within their purview, as set forth in their charters. When a committee receives a report on material risk, the chair of the relevant committee reports on the discussion at the next full Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Board’s allocation of risk oversight responsibility, and our overall ERM process, may change from time to time based on the evolving needs of the Company.

Communications with Directors

Stockholders and other interested parties may communicate with the Board by writing in care of the Corporate Secretary, NeuStar, Inc., 21575 Ridgetop Circle, Sterling, Virginia 20166. Communications intended for a specific director or directors, including the Chairman of the Board or the independent directors as a group, should be addressed to the attention of the relevant individual(s) in care of the Corporate Secretary at the same address. Our Corporate Secretary will review all correspondence intended for the Board and will regularly forward to the Board a summary of such correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, is of significant importance to the functions of the Board or otherwise requires the Board’s attention. Directors may at any time review a log of all correspondence received by the Corporate Secretary that is intended for the Board and request copies of any such correspondence.

In addition, the Audit Committee of our Board has established a procedure for parties to submit concerns regarding what they believe to be questionable accounting, internal accounting controls, and auditing matters. Concerns may be reported through our Compliance Hotline at (888) 396-9033, by email to the Audit Committee at CorporateCode@neustar.biz, or through a confidential web form, available at www.neustar.biz under the captions “About Us — Investor Relations — Corporate Information — Contact the Board.” To the extent permitted by applicable law, concerns may be submitted anonymously and confidentially.

Code of Business Conduct

Our Board has adopted a Corporate Code of Business Conduct (the “Code”) applicable to all of our directors, senior executives, employees and contractors providing services to or on behalf of the Company.

The Code embodies general principles such as compliance with laws, acting with honesty and integrity, avoidance of conflicts of interest, maintenance of accurate and timely financial and business records, use of the Company’s assets, working with clients, suppliers and governments, prohibition of political contributions on behalf of the Company, and protecting the Company’s information and information regarding other companies. All directors, senior executives, employees and contractors are obligated to report violations and suspected violations of the Code in accordance with the reporting procedures described in the Code.

Our Code is available on our website at www.neustar.biz under the captions “About Us — Investor Relations — Corporate Information — Code of Conduct.” We intend to disclose on this website any amendments to the Code or grants of waivers from provisions of the Code that require disclosure under applicable Securities and Exchange Commission rules. A free printed copy is available to any stockholder who requests it from us at the address on page 4.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Messrs. Cullen, Ireland and Lacouture and Dr. Greene. No member of the 2013 Compensation Committee has been an officer or employee of Neustar or any of our subsidiaries at any time. None of our senior executives serves as a member of the board of directors or compensation committee of any other company that has one or more senior executives serving as a member of our Board or our Compensation Committee.

COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

Our Pay-for-Performance Philosophy and Compensation Practices

Our senior executive compensation programs are focused primarily on providing pay-for-performance, which encourages senior executives to make decisions that are consistent with the priorities of long-term stockholders. In 2013, we continued to implement our strategic vision to become a leading provider of real-time information services and analytics, using authoritative, hard-to-replicate data sets and proprietary analytics to help our clients promote and protect their businesses, while continuing to offer a broad range of innovative registry and other data services. To achieve this strategic vision, we have designed our executive compensation programs to recruit, retain and motivate senior executives and other key employees who can drive our financial and strategic growth objectives and build long-term stockholder value. These guiding principles apply to all of our senior executive pay practices discussed herein.

In addition to aligning senior executive compensation with performance, our senior executive compensation program is intended to be consistent with corporate governance best practices. This is demonstrated by the following:

•	robust management and director stock ownership guidelines and selling restrictions;

•	no employment contracts for senior executives;

•	use of objective, performance-based criteria in our incentive plans;

•	double-trigger change-in-control arrangements;

•	no excise tax gross-ups;

•	no special retirement benefits designed solely for senior executives;

•	limited perquisites;

•	expressly prohibiting employees and directors from hedging and pledging our securities;

•	advice from independent compensation consultants retained by the Compensation Committee;

•	strong risk management program:

•	equity plans expressly prohibit option repricing without stockholder approval;

•	equity plans prohibit share recycling for options and stock appreciation rights;

•	equity plans expressly prohibit exchanges of underwater options for cash;

•	equity plans do not contain evergreen provisions;

•

none of our equity plans contain a liberal definition of a change in control (e.g., a trigger linked to stockholder approval of a transaction, rather than its consummation, or an unapproved change in less than a substantial proportion of the board, or acquisition of a low percentage of outstanding common stock); and

•	none of the Company’s named executive officers (“NEOs”) is eligible for multi-year guaranteed annual cash incentive awards;

•	compensation recovery (also known as “clawback”) provisions in our compensation plans/programs;

•	each non-employee director meets the independence requirements of the NYSE; and

•	each member of our Audit, Compensation, and Nominating and Corporate Governance Committees meets the independence requirements of the NYSE.

2012 Awards Under the Long-Term Incentive Plan

In February 2012, we issued equity awards under our long-term incentive plan, which were multi-year grants specifically designed to motivate our senior executives to execute on the transformative strategy outlined in 2011 to become a global leader in information services and analytics. We recognized the challenges associated with becoming a global leader in a rapidly growing market and wanted to reward our senior executives for the successful execution of this strategy and align their pay with stockholder return. Accordingly, our 2012 equity awards were designed to reward the senior executives for driving top-line growth, diversifying our revenue and delivering strong profitability, all of which enhance total stockholder return (“TSR”). We continue to believe that our long-term incentive plan will result in exceptional value and opportunity for our clients, employees and investors.

As a result of our multi-year equity awards in 2012, no additional equity awards were issued in 2013 to our NEOs, other than new hire and promotion awards.

2013 Business Results and Key Events

In 2013, we continued to execute on our strategic plan to become a leading provider of real-time information services and analytics.

Our three-year TSR outperformed both our peer group described in “Implementing Compensation Objectives — Determining Compensation” (the “Peer Group”) and the overall market. We delivered strong financial results among our key financial metrics, including revenue growth, non-Number Portability Administration Center (“NPAC”) revenue, adjusted net income and adjusted net income per diluted share (a reconciliation of our U.S. generally accepted accounting principles (“GAAP”) results to our non-GAAP results can be found in Annex A to this Proxy Statement).

	2013	2012	Change %
	(in thousands, except per share data)
Total Revenue	$902,041	$831,388	8%
Non-NPAC Revenue(1)	$464,642	$420,685	10%
Adjusted Net Income	$233,464	$206,700	13%
Adjusted Net Income, per diluted share	$3.53	$3.04	16%

(1)	Total revenue excluding revenue derived under our contracts with North American Portability Management LLC (“NAPM”).

Additionally, compared to our Peer Group, we achieved higher revenue growth rates over a three-year period relative to the Peer Group while maintaining higher margins.

We returned over $285 million to our stockholders in 2013 by repurchasing our common stock. Over a three-year period, our TSR has exceeded both our Peer Group and broader market indices. The graphs below show our TSR compared to our Peer Group, the Dow Jones Industrial Average (DJIA) and the Standard & Poor’s 500 Stock Index (S&P 500) (based on an initial $100 investment and assuming reinvestment of all dividends).

We also delivered strong operational results, including:

•

we continued to participate in the NAPM Request for Proposal process in order to provide number portability services. We believe that the high quality of our numbering services provides us the best opportunity to remain the administrator of local number portability for the communications industry;

•	we successfully acquired and integrated key infrastructure to expand our capabilities in information services and analytics;

•

we issued $300 million of 10-year senior notes at 4.5% and completed a $525 million credit facility, which included a $325 million Term Loan A and $200 million Revolving Credit Facility, replacing our outstanding debt. This refinancing improved our capital structure by providing the Company with staggered maturities and a lower cost of debt; and

•

we continued to develop a more client-focused and innovative organization by: (a) reorganizing the Company along functional lines to better serve our clients through a common understanding of their needs; (b) expanding our marketing function and aligning both sales and marketing teams around client verticals; (c) developing a technical platform that permits our engineers to focus more on creating innovative features; (d) expanding an intelligence platform that strengthens our measurement and segmentation capabilities; and (e) strengthening employee engagement.

2013 Performance and NEO Compensation

We believe the 2013 compensation awarded to our NEOs was consistent with our pay-for-performance philosophy. We have designed a substantial portion of our overall senior executive compensation program using performance-based elements to tie compensation to achievement of financial goals and performance objectives, and execution of our strategy to become a leading provider of information services and analytics. The performance targets for both our annual cash incentive compensation and long-term incentive awards were set by the Compensation Committee based on its evaluation of our strategic plan and top-down and bottom-up budget generation. The Compensation Committee sets targets based on then-current expectations of the business environment and strategic goals. Because a significant portion of our business is characterized by numerous large, fixed fee contracts and relatively long sales cycles, we have a highly predictable, recurring revenue and underlying cost structure. As a result, the funding of our incentive plans may be adjusted upward or downward based upon small variances from our performance targets. These factors were considered in how the Compensation Committee designed the funding for our performance-based compensation discussed below.

2013 Annual Cash Incentive Compensation

The 2013 annual cash incentive compensation plan, otherwise known at Neustar as the Performance Achievement Award Plan, was funded based on our performance on two financial metrics as defined under the plan: adjusted revenue (which is our total revenue, excluding the impact of certain acquisitions) and adjusted EBITDA (which is our net income plus depreciation and amortization, other predetermined expense (income), provision for income taxes, stock-based compensation expense and incremental expense, less expense associated with the annual cash incentive achievement above or below 100% of targets). These targets were set by the Compensation Committee to align the senior executives’ interests with the stockholders’ interest in top-line growth and strong profitability. The table below shows how our 2013 performance, determined in accordance with the plan, compared with the target goals set by the Compensation Committee.

	Target	Performance	Achievement
	(in millions, except percentages)
Adjusted EBITDA(1)	$439.7	$439.2	100.0%
Adjusted Revenue	$907.0	$900.0	99.2%

(1)	The plan provides that in the event that a percent of target achieved yields a number where the first two decimal places are .50 - .99, such number is rounded up to the next whole number.

Based on the Committee’s assessment of the Company’s actual performance against the adjusted EBITDA and adjusted revenue goals, the annual cash incentive compensation plan was funded at 97.5% of target. A reconciliation of our GAAP results to our non-GAAP results, including adjusted EBITDA and adjusted revenue, can be found in Annex A to this Proxy Statement.

Actual annual cash incentive awards for our senior executives, including the NEOs, were determined based on the annual cash incentive compensation funding set forth above and adjusted for individual performance. More detail regarding the determination of the annual cash incentive awards for our NEOs is provided under “Annual Cash Incentive Compensation” beginning on page 29 below.

2013 Long-Term Incentive Awards

Other than the equity awarded to Mr. Kennedy, who was hired in May 2013, and Mr. Prince, who was promoted to a Senior Vice President position effective March 2013, no additional equity awards were issued to the NEOs in 2013. In 2012, the Compensation Committee developed and approved a multi-year long-term incentive grant, with annual performance targets, to key senior executives to support our strategic plan to become an information services and analytics company. The 2012 awards were designed to motivate and retain senior executives to achieve strategic, financial, and operational targets over a five-year period, which align their interests with those of our long-term stockholders. The multi-year awards granted to our NEOs were a combination of performance-based restricted stock units (“PVRSUs”) and restricted stock units (“RSUs”). For each of the NEOs, 80% of the value of their 2012 equity compensation award was granted in the form of PVRSUs, and 20% was granted in the form of RSUs that vest over time. This weighing provided a dual focus for our senior executives on both stockholder value creation and long-term operating performance. The Compensation Committee sets each annual performance target at the start of the respective performance period. This permits the Compensation Committee, on an annual basis, to continue to align the performance targets with the strategic goals and the priorities of long-term stockholders as they evolve.

The Compensation Committee determined that the portion of the PVRSU awards allocated to performance in 2013 would be tied to three metrics — non-NPAC revenue, adjusted revenue and adjusted net income (a reconciliation of our GAAP results to our non-GAAP results can be found in Annex A to this Proxy Statement). These targets were set by the Compensation Committee to align the senior executives’ interests with the stockholders’ interest in diversifying revenue, driving top-line growth and delivering strong profitability. The table below shows how our 2013 performance, determined in accordance with the plan, compared with the targets set by the Compensation Committee.

	Target	Percentage Weighting	Performance	Achievement
	(in millions, except percentages)
Non-NPAC Revenue(1)	$459.7	35%	$453.6	98.7%
Adjusted Revenue(2)	$907.0	15%	$900.0	99.2%
Adjusted Net Income(3)	$222.9	50%	$236.0	105.9%

(1)	Total revenue excluding revenue derived under our contracts with NAPM, NPAC-related connection services fees and system enhancements, and plan defined adjustments for acquisitions.

(2)	Total revenue excluding plan defined adjustments for acquisitions.

(3)	Net income, adjusted for stock-based compensation, amortization of acquired intangibles, cost associated with inorganic acquisitions and other non-recurring items.

The plan is designed such that if the target performance measurements are exceeded, the amount of stock earned is increased by an accelerator factor. As a result of our performance, participants earned 111.2% of the target award for the portion of the PVRSUs allocated to 2013 performance.

More detail regarding the equity awards granted to our NEOs is provided under “Equity Compensation” beginning on page 31 below.

2013 Pay-for Performance Analysis

Consistent with our executive compensation philosophy, a significant majority of our NEOs’ total direct compensation for 2013 was at risk and tied directly to corporate performance metrics (consisting of our PVRSUs and annual cash incentive compensation). This emphasis on performance is designed to motivate our senior executives to work as a team to achieve performance goals aligned with stockholder interests. The charts below show the elements of 2013 compensation as a percentage of the total direct compensation (which we define as base salary, annual cash incentive awards, RSUs and PVRSUs) earned by our CEO and our other NEOs:

Compensation Objectives and Guiding Principles

Our senior executive compensation program is based on the following:

•	Pay for Performance — The primary objective of our compensation programs is to motivate and reward superior performance.

•	Alignment of Interests — We seek to align the interests of our senior executives with those of our stockholders.

•

Attraction, Motivation, and Retention of Talent — Our senior executive compensation programs are designed to help us attract, motivate and retain key management talent who drive profitability and the creation of stockholder value.

The following table describes how the elements of our senior executive compensation program are used to achieve these objectives:

Compensation Element	Form	Objective	Rationale/Key Characteristics
Base Salary	Cash	Attraction Retention Performance

•   Fixed compensation

•   Intended to be commensurate with each senior executive’s position and level of responsibility

•   Targeted to be between 50th and 75th percentile of our Peer Group

•   Evaluated annually or as necessary in response to organizational or business changes, but not automatically increased

Annual Cash Incentive Compensation	Cash	Performance Alignment of Interests Motivation

•   Tied to company and individual performance

•   Incentive award levels are targeted to be between 50th and 75th percentile of our Peer Group

•   Designed to reward achievement of annual performance goals that we consider important contributors to stockholder value

•   Performance goals and targets are established by the Compensation Committee at the beginning of each year

•   Following the end of the year, the Compensation Committee approves annual cash incentive award payouts based on the level of achievement of pre-established performance goals

•   The Compensation Committee may further adjust a payout downward or upward on a discretionary basis

Long Term Incentive Plan	Restricted Stock Units Performance-Vested Restricted Stock Units	Performance Alignment of Interests Retention Motivation

•   Variable compensation designed to reward contributions to our long-term strategic, financial and operational success, motivate future performance, align the interests of senior executives with those of stockholders and retain key senior executives through the term of the awards

•   Award levels and the types of equity granted take into consideration market data about our competitors, market practice and the value of existing grants held by senior executives and the vesting profiles of such grants

•   Annualized grants are targeted to be between 50th and 75th percentile of our Peer Group

•   The Compensation Committee considers the dilutive impact and cost of these grants as well as their potential benefits when determining the appropriate mix of equity grants

Compensation Element	Form	Objective	Rationale/Key Characteristics

•  We set annual budgets for the equity compensation program at levels that we believe are reasonable relative to our Peer Group, taking into account our compensation objectives, affordability at various performance levels and prior/outstanding grants

•  Performance-vested restricted stock units are fully at risk and depend upon the achievement of key performance measures that drive value for our stockholders, thus aligning the interests of our senior executives with our stockholders

•  Restricted stock units serve both to reward and retain senior executives over the term of the awards

Deferred Compensation	Cash	Retention

•  Balances in the deferred compensation plan are unfunded obligations; balances are adjusted on the basis of notional investment returns, which are not set or guaranteed by the Company

•  Permits employees at the Vice President level and above, including the NEOs, to defer certain elements of compensation in order to delay taxation on such amounts

•  Standard benefit arrangement commonly offered at companies of similar size

•  Permits deferral of up to 75% of base salary and up to 90% of annual cash incentive awards and bonuses, with discretionary matching contributions

Other Compensation	N/A	Attraction Retention

•  Senior executives receive health and welfare benefits under the same programs and subject to the same eligibility requirements that apply to all Company employees

•  Senior executives participate in our 401(k) plan on the same terms and conditions that apply to all other Company employees

•  We do not provide defined benefit (pension) or supplemental retirement plans for our senior executives

Severance and Change in Control Arrangements	Cash and Equity	Attraction Retention

•  Severance and equity award arrangements provide benefits to key management employees, including our NEOs, if specified termination or change-in-control events occur

•  Reasonable severance and change-in-control protections for our NEOs are necessary in order for us to attract and retain qualified senior executives

•  We periodically review the necessity and design of our senior executive severance and change-in-control arrangements

Implementing Compensation Objectives

Determining Compensation

In making compensation decisions, we review the performance of the Company and each senior executive. We also consider the senior executive’s level of responsibility, the importance of the senior executive’s role in achieving our corporate objectives, and the senior executive’s long-term potential, while taking into account his or her current compensation, realized and unrealized equity gains and stock ownership levels, and our stock selling restrictions for senior executives. Finally, we weigh competitive practices, relevant business and organizational changes, retention needs and internal pay equity.

In order to attract, retain and motivate the best management talent, we believe that we must provide a total compensation package that is competitive relative to our peers. In particular, the market for executives with experience in the information analytics space is particularly challenging because Neustar faces fast growing labor market competition from direct competitors, professional services firms, technology providers and general industry companies. To address this challenge, the Committee considers practices of specific companies that we identified as our peers for 2013, as well as additional sources of market intelligence. Each year, the Compensation Committee reviews the peer group as well as other compensation data with the assistance of its external consultant and makes changes as appropriate in order to ensure it continues to appropriately reflect the competitive market to attract, retain and motivate senior executive talent. For 2013, the Compensation Committee worked with Towers Watson to confirm our Peer Group, and it remains the same as in 2012. The peer companies used for evaluating 2013 senior executive compensation were:

Akamai Technologies, Inc.	Alliance Data Systems Corporation
DST Systems, Inc.	Equifax Inc.
Equinix, Inc.	FactSet Research Systems Inc.
IHS Inc.	Informatica Corporation
Jack Henry & Associates, Inc.	MSCI Inc.
Rackspace Hosting, Inc.	Red Hat, Inc.
Rovi Corporation	Sapient Corporation
Solera Holdings, Inc.	Syntel, Inc.
TIBCO Software Inc.	Verint Systems Inc.
VeriSign, Inc.	Verisk Analytics, Inc.

When the Compensation Committee evaluated the 2013 Peer Group, our revenue was in approximately the 25th percentile, market capitalization was in approximately the 15th percentile, EBITDA margin was in approximately the 85th percentile, net income was in approximately the 70th percentile, and three-year revenue growth was in approximately the 80th percentile of the Peer Group.

In addition to specific peer company data, we considered the compensation survey conducted by Radford, a nationally recognized consulting firm, with a focus on surveys of companies in the high technology sector that have revenues comparable to ours. We did not know and did not receive or consider the compensation specifics of the participant companies in the survey when making compensation decisions for the NEOs.

After reviewing the survey and peer group data described above, we determined the approximate range within which to target total direct compensation for our senior executives. Within that range, we incorporated flexibility to respond to and adjust for the evolving business environment and our specific hiring and retention needs.

In general for 2013, we set target base salary and short- and long-term incentive compensation for our senior executives, including the NEOs, to fall between the median and 75th percentile of the Peer Group. As described below, individual levels varied from the targeted position for each of the elements of total direct compensation based on the Compensation Committee’s overall subjective evaluation of individual performance, senior executive responsibilities relative to benchmark position responsibilities, and individual skill set and experience.

As noted above, the Compensation Committee annually works with Towers Watson to review the composition of our Peer Group. For 2014, the Compensation Committee has approved a change to the Peer Group to remove Alliance Data Systems Corporation.

Role of Compensation Committee and Management

The Compensation Committee has primary responsibility for overseeing the design and implementation of our senior executive compensation programs. The Compensation Committee, with input from the other independent directors, evaluates the performance of the CEO. The Compensation Committee then recommends CEO compensation to the independent directors for approval. The CEO and the Compensation Committee together review the performance of our other senior executives, including the NEOs, and the Compensation Committee determines their compensation based on recommendations from the CEO and the Senior Vice President, Human Resources. The CEO, CFO and Senior Vice President, Human Resources also provide information and recommendations to the Compensation Committee regarding Company financial targets under our annual cash incentive plan and our PVRSU awards and the cost of the senior executive compensation program. The other NEOs do not play a role in their own individual compensation determinations, other than discussing individual performance objectives and their performance as compared to their performance objectives with the CEO.

As part of its responsibility for overseeing our compensation programs, the Compensation Committee assists management and the Board in evaluating risks associated with our compensation policies and practices. Compensation risk is discussed in more detail on page 34 below. Our company-wide ERM process is discussed on page 16 above.

Role of Compensation Consultants

The Compensation Committee retained Towers Watson to assist with decisions for 2013 compensation of the NEOs by reviewing market trends and advising the Compensation Committee regarding senior executive compensation. After considering the following six factors with respect to Towers Watson: (i) the provision of other services to us by Towers Watson; (ii) the amount of fees received from us by Towers Watson, as a percentage of the total revenue of Towers Watson; (iii) the policies and procedures of Towers Watson that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the Towers Watson consultant with a member of the Compensation Committee; (v) any of our stock owned by the Towers Watson consultants; and (vi) any business or personal relationship of the Towers Watson consultant or Towers Watson with any of our executive officers, our Compensation Committee has concluded that no conflict of interest exists with Towers Watson.

Upon request, representatives from Towers Watson prepared and reviewed Compensation Committee materials, attended Compensation Committee meetings, assisted the Compensation Committee with program design, and generally provided advice and counsel regarding compensation matters. The Compensation Committee also received assistance from Towers Watson in 2013 in assessing the competitiveness of our senior executive compensation programs. In 2013, Towers Watson prepared competitive reviews of the Company’s senior executive and non-employee director compensation programs, presented an overview of senior executive compensation trends and regulatory developments, reviewed and analyzed the Peer Group, and provided competitive compensation data on non-executive chairman compensation levels and practices. Towers Watson provides services only to our Compensation Committee, and none of the Towers Watson consultants have a business or personal relationship with a member of the Compensation Committee.

The Compensation Committee is directly responsible for the appointment, compensation and oversight of Towers Watson. Towers Watson reported directly to the Compensation Committee, although the Compensation Committee instructed Towers Watson to work with management to compile information and gain an understanding of the Company and any Company-related issues for consideration by the Compensation Committee. In accordance with good governance practices, the Committee periodically requests proposals for the provision of executive compensation consulting services.

Clawbacks

We will seek to recover incentive compensation granted to any senior executive as required by any clawback provision prescribed by law or New York Stock Exchange listing standards. Under our current clawback policy, equity grants to senior executives include provisions under which the Company can clawback shares (or the value thereof) if a senior executive engages in fraud, dishonesty, willful misconduct or any other activity deemed detrimental to the Company (including, where permitted by applicable law, any violation of the non-compete, non-solicit, confidentiality, non-disparagement and other obligations included in grant agreements).

Stock Ownership Guidelines

The Compensation Committee amended the stock ownership guidelines for executive officers of the Company who are required to file reports with the Securities and Exchange Commission under Section 16 of the Securities and Exchange Act of 1934, as determined by the Board from time to time (the “Executives”), and members of the Board that are not employees of the Company (together with the Executives, the “Participants”) effective as of April 10, 2013. The guidelines are designed to increase Participants’ equity stakes in the Company and to align Participants’ interests more closely with those of our stockholders.

Participants are expected to hold shares of our stock with a value equal to a multiple of (a) salary for the Executives, and (b) the annual retainer for Board service, for the non-employee directors. Each Participant’s required share ownership level is coupled with a retention ratio, as shown in the following table:

Position	Required Share Ownership Level	Retention Ratio Prior to Meeting Guideline
CEO	Shares with a value equal to five times (5x) base salary	50%
All other Section 16 Officers	Shares with a value equal to three times (3x) base salary	50%
Non-Employee Directors	Shares with a value equal to five times (5x) the annual retainer of $60,000	50%

Shares counted toward meeting the ownership guidelines include shares owned outright by the Participant or his or her spouse, including shares acquired upon the exercise of stock options and shares delivered upon vesting of restricted stock, RSUs or PVRSUs; performance shares earned by the Participant; PVRSUs with respect to which the performance goals have been met but the vesting date has not yet occurred; vested, but unexercised stock options; deferred stock units, including performance shares that have been earned but converted to deferred stock units; shares held in trust that are included in the Participant’s Section 16 ownership reports filed with the Securities and Exchange Commission; and shares held in the Executive’s retirement accounts. Unvested stock options and RSUs or PVRSUs with respect to which the performance goals have not been met do not count toward meeting the ownership guidelines.

The guidelines provide that each Participant is expected to retain a percentage (the “retention ratio”) of the after-tax shares received in connection with awards under the Company’s equity compensation program until his or her required ownership level as described in the table above is achieved. For purposes of applying the retention ratio, shares will be calculated using a blended tax rate, and the value of each share will be calculated based on the closing price per share of the stock on the exercise or vesting date, as applicable. Additionally, for purposes of calculating the retention ratio, equity held by an individual prior to becoming a Participant is not subject to the retention ratio.

After a Participant attains his or her required ownership level, the Participant must continue to maintain the required ownership level until he or she is no longer an executive officer who is required to file Section 16 reports with the Securities and Exchange Commission or a non-employee director, as applicable.

All sales of stock by a Participant are subject to the Company’s policy prohibiting insider trading.

Stock Selling Restrictions

Each year, our Nominating and Corporate Governance Committee and Board of Directors adopt a policy governing sales of our stock by our senior executives. The Company’s senior executives may engage in sales of our common stock in accordance with these guidelines. These guidelines include, among others, (1) limitations on times when a senior executive may enter into a Rule 10b5-1 trading plan, such as only when a blackout period is not in effect; (2) a requirement that the Company pre-approve a Rule 10b5-1 trading plan before a senior executive may enter into the plan; (3) a requirement that the first trade under a Rule 10b5-1 plan may not occur prior to the expiration of a cooling off period, which may range from 45 to 90 days; (4) restrictions on all sales during certain periods; (5) an admonition regarding the termination of, and the entry into new successive trading plans, as well as a requirement that a new plan may not be adopted until a specified amount of time has occurred since a trading plan was terminated; and (6) limitations on modifications a senior executive may make to Rule 10b5-1 plans, including subjecting such modifications to the same standards applicable to terminate a plan and enter into a new plan.

The Compensation Committee considers the impact of the stock selling restrictions, together with realized and unrealized equity gains, when evaluating retention needs and senior executive compensation generally.

Hedging and Pledging Policies

It is against Company policy for any employee (including any senior executive) to engage in short-term, speculative or hedging transactions in our securities. Employees are prohibited from trading in puts or calls in our securities and from selling our securities short. Employees are also discouraged from including our securities in a margin account or pledging our securities as collateral for a loan. None of our senior executives hedge or pledge our securities. Any violation of our policy that prohibits hedging or pledging may result in disciplinary action, including dismissal for cause.

Advisory Vote to Approve Executive Compensation

Our current policy is to hold an annual advisory vote to approve senior executive compensation. At our 2013 annual meeting, stockholders expressed strong support for our 2012 senior executive compensation program, with over 98% of votes cast voting in favor of the program. We are grateful for this high level of stockholder support. As a result of this advisory vote, we did not make any specific changes to our executive compensation program in 2013.

Compensation of the Named Executive Officers

In determining total compensation for our NEOs for 2013, we evaluated the financial and operational performance of the Company and considered each senior executive’s contributions to that performance. For a discussion of the Company’s 2013 performance, see “Executive Summary — 2013 Business Results and Key Events” above.

Base Salary

The Compensation Committee (and the independent directors, in the case of the CEO) approved 2013 base salaries for the NEOs in January 2013 (other than for Mr. Kennedy who joined in May 2013, and Mr. Prince who was promoted to the SVP level effective March 2013). Base salaries were targeted between the 50th to 75th percentiles of our Peer Group. The increase in base salary for Ms. Hook and Mr. Lalljie was approved in recognition of (a) the continued execution of each of their respective responsibilities under our organizational structure, (b) strong financial performance in 2012 relative to the Peer Group, and (c) their exceptional individual performance in 2012. The increase in base salary for Mr. Prince was approved in recognition of his expanded responsibilities in connection with his promotion to the SVP level in March 2013 and internal pay equity. The following table sets forth the 2013 base salaries for the NEOs:

Name	2013 Salary	% Increase in Salary 2013 vs. 2012
Lisa Hook	$700,000	7.7%
Paul Lalljie	$450,000	3.4%
Leonard Kennedy	$430,000	N/A
Mark Bregman	$430,000	0%
Edward Prince	$330,000	10%

Base salaries paid to the NEOs for 2013 are shown in the Summary Compensation Table on page 35.

Annual Cash Incentive Compensation

In early 2013, the Compensation Committee set performance goals and targets under our annual cash incentive plan for 2013. For Ms. Hook, the Compensation Committee based her entire award on the Company’s achievement of goals relating to 2013 adjusted revenue and adjusted EBITDA. For Messrs. Lalljie, Prince, Kennedy and Dr. Bregman, the Compensation Committee based a significant majority of their awards on the Company’s achievement of goals relating to 2013 adjusted revenue and adjusted EBITDA, with the remaining portion of the annual cash incentive award based upon individual achievement. The Compensation Committee elected to use adjusted revenue and adjusted EBITDA as performance measures for 2013 because it believed these measures focused our senior executives on profitable growth that would lead to enhanced stockholder value.

As part of the annual executive compensation review, the Compensation Committee reviewed independent market data, current pay levels, company pay philosophy, corporate performance and individual performance. Based on the review, the Compensation Committee reduced the portion of the bonus related to Company performance from 80% to 70% and increased the portion of the bonus related to individual performance from 20% to 30% for the senior executives, other than the CEO, in 2013. The CEO’s target bonus levels remained unchanged for 2013 at 100% achievement of the Company’s goals. Mr. Prince’s award for 2013 was pro-rated on a target bonus opportunity equal to 35% of salary for January and February of 2013 in line with his previous Vice President role and a target bonus opportunity equal to 60% of salary for the remaining 10 months, with corporate performance weighted 70% and individual performance weighted 30%.

In February 2013, the Compensation Committee established the adjusted revenue and adjusted EBITDA targets for the 2013 annual cash incentive program at $907.0 million and $439.7 million, respectively. In early 2014, the Compensation Committee reviewed the Company’s 2013 financial results and evaluated the extent to which the business objectives for 2013 were met. The Compensation Committee certified that the Company had achieved 2013 adjusted revenue of $900.0 million and 2013 adjusted EBITDA of $439.2 million (a reconciliation of our GAAP results to our non-GAAP results can be found in Annex A to this Proxy Statement). Based on these results, and the weighting of the targets, the Compensation Committee determined that the objectives for the corporate portion of the 2013 annual cash incentive award were achieved at 97.5% of the target payout level.

Individual Performance Reviews

For fiscal 2013, all NEOs participating in the cash incentive compensation plan had individual performance goals under the plan, other than Ms. Hook whose 2013 target cash incentive opportunity was 100% based on corporate performance. The Compensation Committee, in consultation with Ms. Hook, set individual performance goals for all NEOs participating in the annual cash incentive compensation plan. In February 2014, Ms. Hook evaluated the performance of the other NEOs and presented the results of those evaluations to the Compensation Committee. Ms. Hook did not make a recommendation about her own compensation. In assessing individual performance of each of the NEOs other than Ms. Hook, the Compensation Committee considered the following highlights of specific individual and business performance criteria:

•

The review of Mr. Lalljie noted Mr. Lalljie’s leadership in realizing $13.3 million in tax benefits, refinancing debt that saved $10 million a year in cash interest expense while staggering maturities and increasing flexibility, completing the acquisition of certain marketing analytics capabilities, repurchasing 9% of our shares outstanding, reorganizing into a single segment, and driving sales to achieve strong year-end results.

•

The review of Mr. Kennedy noted Mr. Kennedy’s accomplishments in positioning the NPAC contract for renewal, fully integrating and standardizing the information services contract process, establishing a data privacy and security structure, successful outcome of litigation matters, and completing certain marketing analytics capability acquisitions.

•

The review of Dr. Bregman noted Dr. Bregman’s accomplishments in restructuring the operating team, creating one unified Technology group, and implementing several new data analytics technologies that will form the basis for new information services.

•

The review of Mr. Prince noted Mr. Prince’s excellence in restructuring the media platform business model, driving information services sales, and successfully integrating the marketing analytics team, and strong leadership in corporate development activities.

Following its review, the Compensation Committee (and the independent directors, in the case of Ms. Hook) determined the NEOs earned the following amounts under the annual cash incentive compensation plan for 2013:

Name	Target Award	Assessment of Performance Against Corporate Goals	Assessment of Performance Against Individual Goals	Calculated Award		Calculated Award as % of Target	Bonus	Actual Payout
Lisa Hook	$700,000	97.5%	—	$682,500		97.5%	—	$682,500
Paul Lalljie	$360,000	97.5%	146.3%	$403,704		112.1%	—	$403,704
Leonard Kennedy	$189,365	97.5%	92.6%	$431,847	(1)	96.0%	—	$431,847
Mark Bregman	$301,000	97.5%	88.5%	$285,348		94.8%	—	$285,348
Edward Prince	$183,182	97.5%	146.3%	$205,420		112.1%	—	$205,420

(1)	We agreed, based upon an arms-length negotiation in connection with his initial hire, to provide Mr. Kennedy with an opportunity to earn a special incentive bonus in addition to his participation in the annual cash incentive program. The special incentive bonus provided Mr. Kennedy with the opportunity to earn a bonus of $250,000 based on the achievement of the following strategic objectives set by the Compensation Committee: increase outreach of legal function and public policy regarding corporate activities and implement privacy policies; focus on building corporate culture and driving leadership development; and provide strategic, legal and policy advice related to the Company’s participation in the selection process for the next local number portability administrator. The Compensation Committee determined that Mr. Kennedy achieved all of these objectives, and the $250,000 bonus was paid on or about March 14, 2014 and is included in the Summary Compensation Table below under the column “Non-Equity Incentive Plan Compensation” on page 35. The annual cash incentive compensation paid to the NEOs for 2013 is also shown in the Summary Compensation Table on page 35.

Equity Compensation

Except as described below regarding Leonard Kennedy and Edward Prince, no equity was awarded to NEOs in 2013.

2012 Equity Grants

In 2012, the Compensation Committee developed and approved a multi-year long-term incentive grant to key senior executives to support our strategic plan to become an information services and analytics company. The awards are designed to motivate and retain senior executives to achieve strategic, financial and operational targets over a five-year period, which align their interests with those of our long-term stockholders. The multi-year awards granted to our NEOs were a combination of PVRSUs and RSUs. For each of the NEOs, 80% of the value of their 2012 equity compensation award value was granted in the form of PVRSUs, and 20% was granted in the form of RSUs that vest over time. This weighting provided a dual focus for our senior executives on both stockholder value creation and long-term operating performance. The NEOs’ 2012 time-based RSUs vest ratably over five years. One-fifth of each NEO’s PVRSU award was allocated to each of five single-year performance periods, the first of which began on January 1, 2012 and ended December 31, 2012 and the last of which begins on January 1, 2016 and ends on December 31, 2016.

With respect to the 2012 PVRSUs, each NEO may earn up to 150% of the PVRSUs allocated to each annual performance period subject to the achievement of the respective performance goals for each such performance period. The performance goal for the performance periods that took place from January 1, 2013 through December 31, 2013 and that are taking place from January 1, 2014 through December 31, 2014 are based on: (i) non-NPAC revenue, weighted at 35%; (ii) adjusted revenue, weighted at 15%; and (iii) adjusted net income, weighted at 50%. The Compensation Committee elected to use these measures for goals because they focus our senior executives on profitable growth that is expected to enhance stockholder value. The Compensation Committee will set the performance goals for the future one-year performance periods at the start of the respective single-year performance period. This permits the Compensation Committee, on an annual basis, to align the performance targets with the strategic goals and the priorities of stockholders as they evolve.

The portion of the PVRSUs, if any, earned with respect to the first three performance periods will vest on January 1, 2015 and the portion of the award, if any, earned with respect to the final two performance periods will vest on January 1, 2016 and January 1, 2017, respectively.

2013 Equity Grant for Leonard Kennedy

The 2013 new hire equity grant for Mr. Kennedy was based on the same principles as described above for the 2012 equity grants to the other NEOs with a modification in the performance and vesting schedule based upon hire date.

The time-based RSUs for Mr. Kennedy will vest ratably over four years. Twenty percent (20%) of the PVRSUs awarded to Mr. Kennedy was allocated to each of 2013 and 2014 performance periods, respectively, and 30% of the PVRSUs awarded was allocated to each of 2015 and 2016 performance periods, respectively.

Mr. Kennedy may earn up to 150% of the PVRSUs allocated to each annual performance period subject to the achievement of the respective performance goals for each such performance period. The portion of the PVRSUs, if any, earned with respect to the first two performance periods will vest on January 1, 2015 and the portion of the award, if any, earned with respect to the final two performance periods will vest on January 1, 2016 and January 1, 2017, respectively.

2013 Equity Grant for Edward Prince

Mr. Prince received two separate equity grants in 2013. The first grant was made in his prior role of Vice President, and the second grant was made upon his promotion to Senior Vice President.

The first equity grant made in 2013 for Mr. Prince was in the form of 100% PVRSUs, and the performance goals were the same as described above for the 2012 equity grants. One-third of the award was allocated to each of three single-year performance periods, the first of which began on January 1, 2013 and ended December 31, 2013 and the last of which begins on January 1, 2015 and ends on December 31, 2015.

Mr. Prince may earn up to 150% of the PVRSUs allocated to each annual performance period subject to the achievement of the respective performance goals for each such performance period.

The portion of the PVRSUs, if any, earned with respect to each of the performance periods will vest on March 1, 2014, March 1, 2015 and March 1, 2016 respectively.

The second equity grant made in 2013 for Mr. Prince following his promotion was based on the same performance and vesting schedule as described for Mr. Kennedy.

Severance and Change in Control Arrangements

As discussed under “Potential Payments upon Termination or Change in Control” below, we maintain severance and equity award arrangements that provide benefits to key management employees, including our NEOs, if specified termination or change-in-control events occur.

We have defined the events that would trigger payments in a manner that we believe is reasonable and consistent with current market practices. For example, the definition of “good reason” in our severance and change-in-control arrangements is intended to be limited to true circumstances of constructive discharge and includes notice and opportunity-to-cure provisions, so that severance rights are not triggered inadvertently. In addition, the rights to receive payments because of change-in-control are subject to a “double trigger” — meaning that change-in-control benefits are payable only if both a change in control and an affirmative action by us or our successor to terminate (or constructively terminate) a senior executive’s employment occurs, unless the acquirer in such a transaction does not assume and continue unvested awards following the transaction (in which case awards may vest in full prior to the time of the transaction). Our change-in-control arrangements also do not provide for excise tax gross-ups. Finally, any payments under our severance plan are conditioned on the senior executive’s execution of a release of claims and agreement to abide by specific non-compete, non-solicit, confidentiality and other obligations set forth in the plan (where permitted by applicable law).

We periodically review the design of our senior executive severance and change-in-control arrangements. As the regulatory framework, market practices and our needs evolve, we will consider whether changes to our policies are appropriate.

Other Compensation

Other benefits provided to the NEOs for 2013 include Company contributions to 401(k) plan accounts, which are available to all of our employees. These benefits constituted only a small portion of each senior executive’s total compensation for 2013.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limit of $1 million on the amount that a public company may deduct for compensation paid to the company’s CEO and to each of the company’s other covered officers. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if performance meets pre-established, objective goals based on criteria approved by stockholders). For 2013, the payments described under “Compensation of the Named Executive Officers — Annual Cash Incentive Compensation” above were subject to a threshold performance measure designed with the intent to satisfy the requirements for deductible compensation under Section 162(m). However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and related regulations, and the fact that such regulations and interpretations may change from time to time (with potentially retroactive effect), no assurance can be given that compensation intended to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the Compensation Discussion & Analysis set forth above and has discussed that Analysis with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in the Company’s 2014 proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for 2013. This report is provided by the following independent directors, who compose the Compensation Committee:

Paul A. Lacouture, Chair

James G. Cullen

Mark N. Greene

Ross K. Ireland

The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Compensation Committee Report by reference therein.

COMPENSATION RISK

Our compensation programs are designed to balance risk and reward in relation to the Company’s overall business strategy. Management assessed, and the Compensation Committee reviewed, our senior executive and broad-based compensation and benefits programs. Based on this assessment, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Among the program attributes that discourage inappropriate risk-taking are:

•	the balance between annual and long-term compensation, including the fact that a significant portion of compensation is delivered in the form of equity incentives that vest over several years;

•	the use of multiple financial metrics for performance-based awards and the use of individual goals under our annual cash incentive program;

•	strong governance policies applicable to our sales force and commissions process;

•	the Compensation Committee’s ability to modify annual cash incentives to reflect the quality of earnings, individual performance, and other factors that it believes should influence compensation;

•	the use of long-term vesting periods in our equity program;

•	the use of graded payout curves and capped incentive awards;

•	our compensation recovery (clawback) provisions, which serve as a deterrent to activities that could harm us;

•	our policy against short-term or speculative transactions in our securities; and

•

our stock ownership guidelines and management stock selling restrictions encourage a longer-term perspective and align the interests of senior executives and the Board, as applicable, with other stockholders.

EXECUTIVE COMPENSATION TABLES AND DISCUSSION

Summary Compensation Table

The following table sets forth all compensation paid by us, for the period shown, to our principal executive officer, our principal financial officer, and our next three most highly compensated executive officers. We refer to these individuals as the “named executive officers” or “NEOs” elsewhere in this proxy statement. The amounts reported in the Salary column represent base salaries paid to each of the named executive officers for the listed fiscal year. The amounts shown in the Stock Awards and Option Awards columns reflect the grant date fair value of equity awards for 2013 and prior years, not the actual amounts paid to or that may be realized by the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)		Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(4) ($)	Total ($)
Lisa Hook	2013	697,988	—	3,128,612	(5)	—	682,500	15,300	4,524,400
President and Chief Executive Officer	2012	645,852	200,000	5,599,868		—	760,500	20,085	7,226,305
	2011	540,054	150,000	1,101,695		1,419,040	707,400	18,677	3,936,866

Paul Lalljie	2013	449,457	—	1,564,306	(6)	—	403,704	15,000	2,432,467
SVP and Chief Financial Officer	2012	433,727	125,000	2,799,934		—	433,608	17,000	3,809,269
	2011	399,086	100,000	460,230		483,720	403,480	15,171	1,861,687

Leonard Kennedy	2013	251,442	—	977,651	(7)	—	431,847(8)	14,885	1,675,825
SVP and General Counsel

Mark Bregman	2013	430,051	—	886,135	(9)	—	285,348	15,300	1,616,834
SVP and Chief Technology Officer	2012	429,665	—	1,586,083		—	352,170	15,000	2,382,918
	2011	159,972	125,000	225,500		727,000	137,550	10,105	1,385,127

Edward Prince	2013	324,189	—	887,095	(10)	—	205,420	14,598	1,431,302
SVP, Information Services

(1)	Reported amounts (a) include amounts earned with respect to performance in the year shown but paid in the year shown and/or the following year, and (b) exclude amounts earned with respect to performance in the previous year but paid in the year shown.

(2)	This column represents the aggregate grant date fair value of restricted stock, restricted stock units and performance-vested restricted stock units granted to the named executive officers in the year shown, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic Compensation — Stock Compensation. For information about the assumptions and underlying calculations upon which we base grant date fair value, see Note 14 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission. These amounts may not correspond to the actual value that will be recognized by the NEOs.

(3)	This column represents the aggregate grant date fair value of stock options granted to the named executive officers in the year shown, computed in accordance with FASB ASC Topic Compensation — Stock Compensation. For information about the assumptions and underlying calculations upon which we base grant date fair value, see Note 14 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission. These amounts may not correspond to the actual value that will be recognized by the NEOs.

(4)	See the All Other Compensation table below.

(5)	Consistent with FASB ASC Topic Compensation — Stock Compensation, the grant date fair value of Ms. Hook’s PVRSUs was computed based on target performance. If maximum performance had been used, the grant date fair value of the units awarded to Ms. Hook in 2013 would have been $4,692,919.

(6)	Consistent with FASB ASC Topic Compensation — Stock Compensation, the grant date fair value of Mr. Lalljie’s PVRSUs was computed based on target performance. If maximum performance had been used, the grant date fair value of the units awarded to Mr. Lalljie in 2013 would have been $2,346,459.

(7)	Consistent with FASB ASC Topic Compensation — Stock Compensation, the grant date fair value of Mr. Kennedy’s PVRSUs was computed based on target performance. If maximum performance had been used, the grant date fair value of the units awarded to Mr. Kennedy in 2013 would have been $1,194,962.

(8)	This includes a $250,000 bonus to Mr. Kennedy, which was set forth in his offer letter and earned upon his achievement of his objectives and his continued employment through March 2014.

(9)	Consistent with FASB ASC Topic Compensation — Stock Compensation, the grant date fair value of Dr. Bregmans’s PVRSUs was computed based on target performance. If maximum performance had been used, the grant date fair value of the units awarded to Dr. Bregman in 2013 would have been $1,329,202.

(10)	Consistent with FASB ASC Topic Compensation — Stock Compensation, the grant date fair value of Mr. Prince’s PVRSUs was computed based on target performance. If maximum performance had been used, the grant date fair value of the units awarded to Mr. Prince in 2013 would have been $1,175,713.

All Other Compensation

The following table describes the components of All Other Compensation in the Summary Compensation Table for each NEO for 2013.

Name	Company Contributions to Individual’s 401(k) Account ($)	Other Benefits(1) ($)	Total ($)
Lisa Hook	15,300	—	15,300
Paul Lalljie	15,000	—	15,000
Leonard Kennedy	14,885	—	14,885
Mark Bregman	15,300	—	15,300
Edward Prince	14,598	—	14,598

(1)	This column includes the total value of other benefits (including perquisites and personal benefits) paid to each named executive officer. To the extent that the total value of perquisites and other personal benefits was less than $10,000, the value of such benefits has been omitted in accordance with Securities and Exchange Commission rules.

2013 Grants of Plan-Based Awards

The following table provides information regarding each plan-based award granted to a named executive officer in 2013. All non-equity incentive plan awards were granted pursuant to the NeuStar, Inc. Performance Achievement Award Plan. All equity awards were granted pursuant to the NeuStar, Inc. 2009 Stock Incentive Plan.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(3) (#)	All Other Option Awards (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
Lisa Hook	—	—	700,000	1,155,000	—	—	—	—	—	—	—
	2/27/13	—	—	—	35,504	71,008	106,512	—	—	—	3,128,612
Paul Lalljie	—	—	360,000	594,000	—	—	—	—	—	—	—
	2/27/13	—	—	—	17,752	35,504	53,256	—	—	—	1,564,306
Leonard Kennedy	—	—	189,365	312,452	—	—	—	—	—	—	—
	6/19/13	—	—	—	4,434	8,868	13,302	—	—	—	434,621
	6/19/13	—	—	—	—	—	—	11,080	—	—	543,030
Mark Bregman	—	—	301,000	496,650	—	—	—	—	—	—	—
	2/27/13	—	—	—	10,056	20,112	30,168	—	—	—	886,135
Edward Prince	—	—	183,182	302,250	—	—	—	—	—	—	—
	2/27/13	—	—	—	3,737	7,475	11,212	—	—	—	329,349
	8/5/13	—	—	—	2,228	4,456	6,684	—	—	—	247,887
	8/5/13	—	—	—	—	—	—	5,570	—	—	309,859

(1)	These columns show the amounts that each named executive officer could have received under the Performance Achievement Award Plan for 2013 if various levels of performance had been achieved. Amounts are based on executive salaries as of December 31, 2013. Each senior executive’s actual payout for 2013 is set forth in the Summary Compensation Table above.

(2)	These columns show the number of shares that each NEO could receive under PVRSUs granted in 2013 if various levels of performance are achieved. The vesting of the PVRSUs is described under “Notes to Summary Compensation Table and 2013 Grants of Plan-Based Awards Table” below.

(3)	This column shows the number of RSUs that each NEO was granted in 2013.

Notes to Summary Compensation Table and 2013 Grants of Plan-Based Awards Table

As discussed under “Compensation Discussion & Analysis” above, the Compensation Committee considers numerous factors, including individual and Company performance, position and level of responsibility, market data, and the recommendations of our CEO, in determining each executive’s salary, performance-based cash award, equity awards and other compensation.

In 2013, the base salaries of each NEO constituted approximately 15% to 27% of their total compensation, with the remaining compensation composed principally of performance-based cash and equity awards. The performance-based cash awards in the Summary Compensation Table were approved by our Compensation Committee (and in the case of Ms. Hook, by the independent directors) pursuant to the NeuStar, Inc. Performance Achievement Award Plan. The Compensation Committee established the performance goals applicable to these awards in early 2013. Our Performance Achievement Award Plan goals and payments are discussed in more detail under “Compensation Discussion & Analysis — Compensation Objectives and Guiding Principles” and “Compensation Discussion & Analysis — Annual Cash Incentive Compensation” above.

The RSU and PVRSU awards in the 2013 Grants of Plan-Based Awards table were granted by the Compensation Committee (and in the case of Ms. Hook, by the independent directors) under the NeuStar, Inc. 2009 Stock Incentive Plan. Additional details regarding equity grants made in 2013 are set forth below.

Performance-vested restricted stock units.    The PVRSUs awarded to Ms. Hook and Mr. Lalljie and Dr. Bregman in 2012 are subject to five one-year performance periods, the first of which began on January 1, 2012 and ended December 31, 2012 and the last of which begins on January 1, 2016 and ends on December 31, 2016. Prior to Mr. Prince’s promotion to SVP in March 2013, Mr. Prince was awarded PVRSUs in 2012 and 2013. The PVRSUs awarded in 2012 are subject to two one-year performance periods, the first of which began on January 1, 2013 and ended on December 31, 2013 and the last of which began on January 1, 2014 and ends on December 31, 2014. The PVRSUs awarded in 2013, prior to Mr. Prince’s promotion, are subject to three one-year performance periods, the first of which began on January 1, 2013 and ended on December 31, 2013 and the last of which begins on January 1, 2015 and ends on December 31, 2015.

With respect to PVRSUs awarded to Mr. Kennedy’s hire and Mr. Prince’s promotion in 2013, 40% of the total award is subject to two one-year performance periods, the first of which began on January 1, 2013 and ended on December 31, 2013 and the last of which began on January 1, 2014 and ends on December 31, 2014, and 60% of the total award is subject to two one-year performance periods, the first of which begins on January 1, 2015 and ends on December 31, 2015 and the last of which begins on January 1, 2016 and ends on December 31, 2016. Each NEO is eligible to earn up to 150% of the target award with respect to each annual performance period subject to the achievement of the respective performance goals for that one-year performance period. The performance goals for the 2013 performance period were based on: (i) non-NPAC revenue, weighted at 35%; (ii) total revenue, weighted at 15%; and (iii) adjusted net income, weighted at 50%.

Holders of PVRSUs may receive dividend equivalents, subject to the same restrictions and risk of forfeiture as the underlying PVRSUs. We did not pay any dividend equivalents in 2013.

Restricted stock units.    Twenty-five percent (25%) of the RSUs granted in 2013 vested on January 1, 2014 and the remaining 75% will vest in equal annual installments on each anniversary thereafter until fully vested on January 1, 2017.

Holders of RSUs may receive dividends, subject (in the case of stock dividends) to the same restrictions as the underlying restricted shares. We did not pay any dividends in 2013.

Outstanding Equity Awards at December 31, 2013

The following table provides information regarding unexercised options, unvested stock and equity incentive plan awards outstanding as of December 31, 2013 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lisa Hook	185,000	—	26.38	2/22/15	—	—	—	—
	89,800	—	15.39	2/23/16	—	—	—	—
	78,969	3,531(1)	22.82	2/23/17	—	—	—	—
	—	—	—	—	3,500(2)	174,510	—	—
	83,952	34,672(3)	26.45	2/22/18	—	—	—	—
	35,197	9,287(4)	26.45	2/22/18	—	—	—	—
	—	—	—	—	9,256(5)	461,504	—	—
	—	—	—	—	1,157(6)	57,688	—	—
	—	—	—	—	24,806(7)	1,236,827	—	—
	—	—	—	—	71,008(8)	3,540,459	—	—
	—	—	—	—	91,955(9)	4,584,876	—	—
	—	—	—	—	78,960(10)	3,936,946	—	—
	—	—	—	—	—	—	319,536(11)	15,932,065
Paul Lalljie	2,624	—	6.25	6/22/14	—	—	—	—
	3,281	—	22.00	6/28/15	—	—	—	—
	12,500	—	27.85	8/1/15	—	—	—	—
	10,000	—	26.38	2/22/15	—	—	—	—
	15,000	—	22.44	12/9/16	—	—	—	—
	56,598	2,512(12)	22.82	2/23/17	—	—	—	—
	—	—	—	—	2,499(13)	124,600	—	—
	39,354	16,246(14)	26.45	2/22/18	—	—	—	—
	—	—	—	—	4,350(15)	216,891	—	—
	—	—	—	—	11,658(16)	581,268	—	—
	—	—	—	—	35,504(17)	1,770,229	—	—
	—	—	—	—	45,977(18)	2,292,413	—	—
	—	—	—	—	39,480(19)	1,968,473	—	—
	—	—	—	—	—	—	159,768(20)	7,966,032
Leonard Kennedy	—	—	—	—	11,080(21)	552,449	—	—
	—	—	—	—	9,861(22)	491,669	—	—
	—	—	—	—	—	—	53,208(23)	2,652,951
Mark Bregman	58,280	41,720(24)	22.55	8/8/18	—	—	—	—
	—	—	—	—	5,000(25)	249,300	—	—
	—	—	—	—	20,112(26)	1,002,784	—	—
	—	—	—	—	26,045(27)	1,298,604	—	—
	—	—	—	—	22,364(28)	1,115,069	—	—
	—	—	—	—	—	—	90,504(29)	4,512,529
Edward Prince	—	—	—	—	2,168(30)	108,096	—	—
	—	—	—	—	6,421(31)	320,151	—	—
	—	—	—	—	—	—	8,662(32)	431,887
	—	—	—	—	1,890(33)	94,235	—	—
	—	—	—	—	—	—	5,101(34)	254,336
	—	—	—	—	5,570(35)	277,720	—	—
	—	—	—	—	4,955(36)	247,056	—	—
	—	—	—	—	—	—	26,736(37)	1,333,057

(1)	The remaining unvested options vested in monthly installments on the last day of each calendar month through February 28, 2014.

(2)	3,500 restricted shares vested on February 23, 2014.

(3)	The remaining unvested options will vest in monthly installments on the last day of each calendar month through February 28, 2015.

(4)	The remaining unvested options will vest in monthly installments on the last day of each calendar month through October 31, 2014.

(5)	4,628 restricted shares vested on February 22, 2014. The remaining shares will vest on February 22, 2015.

(6)	The remaining restricted shares will vest on October 15, 2014.

(7)	Performance-vested restricted stock units vested on January 1, 2014 at 134.0% of target based on achievement of adjusted revenue and adjusted EBITDA goals.

(8)	17,752 restricted shares vested on January 1, 2014. The remaining shares will vest in annual installments through January 1, 2017.

(9)	Performance-vested restricted stock units will vest on January 1, 2015 at 129.5% of target based on achievement of total revenue, non-NPAC revenue and adjusted net income goals.

(10)	Performance-vested restricted stock units will vest on January 1, 2015 at 111.2% of target based on achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals.

(11)	106,512 performance-vested restricted stock units will vest on January 1, 2015, 2016, and 2017, respectively, based on, and subject to, the achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals, and continued employment through each vesting date. The number of units reported is based on maximum performance at 150%, as required by Securities and Exchange Commission rules, and does not necessarily reflect the actual payout to be received by Ms. Hook.

(12)	The remaining unvested options will vest in monthly installments on the last day of each calendar month through February 28, 2014.

(13)	Shares vested on February 23, 2014.

(14)	The remaining unvested options will vest in monthly installments on the last day of each calendar month through February 28, 2015.

(15)	2,175 restricted shares vested on February 22, 2014. The remaining shares will vest on February 22, 2015.

(16)	Performance-vested restricted stock units vested on January 1, 2014 at 134.0% of target based on achievement of adjusted revenue and adjusted EBITDA goals.

(17)	8,876 restricted shares vested on January 1, 2014. The remaining shares will vest in annual installments through January 1, 2017.

(18)	Performance-vested restricted stock units will vest on January 1, 2015 at 129.5% of target based on achievement of total revenue, non-NPAC revenue and adjusted net income goals.

(19)	Performance-vested restricted stock units will vest on January 1, 2015 at 111.2% of target based on achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals.

(20)	53,256 performance-vested restricted stock units will vest on January 1, 2015, 2016, and 2017, respectively, based on, and subject to, the achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals. The number of units reported is based on maximum performance at 150%, as required by Securities and Exchange Commission rules, and does not necessarily reflect the actual payout to be received by Mr. Lalljie.

(21)	2,770 restricted shares vested on January 1, 2014. The remaining shares will vest in annual installments through January 1, 2017.

(22)	Performance-vested restricted stock units will vest on January 1, 2015 at 111.2% of target based on achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals.

(23)	13,302, and 19,953, and 19,953 PVRSUs will vest on January 1, 2015, 2016, and 2017, respectively, based on, and subject to, the achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals, and continued employment through each vesting date. The number of units reported is based on maximum performance at 150%, as required by Securities and Exchange Commission rules, and does not necessarily reflect the actual payout to be received by Mr. Kennedy.

(24)	The remaining unvested options will vest in monthly installments on the last day of each calendar month through August 31, 2015.

(25)	The remaining restricted shares will vest in annual installments on August 2, 2014 and 2015.

(26)	5,028 restricted shares vested on January 1, 2014. The remaining shares will vest in annual installments through January 1, 2017.

(27)	Performance-vested restricted stock units will vest on January 1, 2015 at 129.5% of target based on achievement of total revenue, non-NPAC revenue and adjusted net income goals.

(28)	Performance-vested restricted stock units will vest on January 1, 2015 at 111.2% of target based on achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals.

(29)	30,168 performance-vested restricted stock units will vest on January 1, 2015, 2016, and 2017, respectively, based on, and subject to, the achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals, and continued employment through each vesting date. The number of units reported is based on maximum performance at 150%, as required by Securities and Exchange Commission rules, and does not necessarily reflect the actual payout to be received by Dr. Bregman.

(30)	The remaining restricted shares will vest in annual installments through August 27, 2016.

(31)	4,815 and 1,606 performance-vested restricted stock units will vest on January 1, 2015 and 2016, respectively, at 111.2% of target based on achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals.

(32)	6,496 and 2,166 PVRSUs will vest on January 1, 2015 and 2016, respectively, based on, and subject to, the achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals, and continued employment through each vesting date. The number of units reported is based on maximum performance at 150%, as required by Securities and Exchange Commission rules, and does not necessarily reflect the actual payout to be received by Mr. Prince.

(33)	Performance-vested restricted stock units vested on March 1, 2014 at 111.2% of target based on achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals.

(34)	2,550 and 2,551 PVRSUs will vest on March 1, 2015 and 2016, respectively, based on, and subject to, the achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals, and continued employment through each vesting date. The number of units reported is based on maximum performance at 150%, as required by Securities and Exchange Commission rules, and does not necessarily reflect the actual payout to be received by Mr. Prince.

(35)	1,392 restricted shares vested on January 1, 2014. The remaining restricted shares will vest in annual installments through January 1, 2017.

(36)	Performance-vested restricted stock units will on January 1, 2015 at 111.2% of target based on achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals.

(37)	6,684, and 10,026, and 10,026 PVRSUs will vest on January 1, 2015, 2016, and 2017, respectively, based on, and subject to, the achievement of adjusted revenue, non-NPAC revenue and adjusted net income goals, and continued employment through each vesting date. The number of units reported is based on maximum performance at 150%, as required by Securities and Exchange Commission rules, and does not necessarily reflect the actual payout to be received by Mr. Prince.

2013 Option Exercises and Stock Vested

The following table provides information regarding option exercises and stock vested during the last fiscal year for each named executive officer.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Lisa Hook	—	—	43,221	1,842,843
Paul Lalljie	4,400	75,944	25,118	1,067,416
Leonard Kennedy	—	—	—	—
Mark Bregman	—	—	7,528	350,099
Edward Prince	—	—	722	36,028

2013 Nonqualified Deferred Compensation

The NeuStar, Inc. Deferred Compensation Plan, which was adopted in 2008, permits employees at the Vice President level and above, including the NEOs, to defer certain elements of compensation in order to delay taxation on such amounts. Two of our NEOs participated in this plan in 2013. The plan permits deferral of up to 75% of base salary and up to 90% of annual cash incentive awards and bonuses. We may elect to provide matching contributions to the extent that deferrals under the plan have the effect of reducing a participant’s 401(k) compensation (and thus the matching contribution offered to all employees under our 401(k) plan), although we have not done so to date.

Amounts deferred or matched under the plan are credited with investment earnings based on the performance of investment options selected by the participants. Available investment options represent a range of asset classes, including cash, bond, value, index and growth funds. Participants may change their investment elections at any time. In general, deferrals and earnings are distributed to participants either at a specific date prior to retirement or termination of employment or at retirement or termination, as designated by the participant. Participants also may designate the form (lump sum or installments) of their distributions.

Name	Executive contributions in last FY(1) ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY(2) ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Mark Bregman(3)	56,717	—	4,970	—	84,048
Edward Prince(4)	23,831	—	(1,195)	—	29,577

(1)	Amounts included in the Summary Compensation table in the “Salary” column for 2013.

(2)	These amounts are not included in the Summary Compensation table because plan earnings were not preferential or above market.

(3)	$56,717 of the aggregate balance at 2013 fiscal year end was reported as “Salary” in the Summary Compensation table for 2013.

(4)	$23,831 of the aggregate balance at 2013 fiscal year end was reported as “Salary” in the Summary Compensation table for 2013.

Potential Payments upon Termination or Change in Control

2010 Key Employee Severance Pay Plan

The NeuStar, Inc. 2010 Key Employee Severance Pay Plan provides severance benefits for key management employees, including the NEOs, if they are involuntarily terminated from employment without cause, if they terminate their employment for good reason, or if there is a closure, discontinuance of operations, sale of assets or other corporate event, provided they are not offered comparable employment with our successor or an affiliate. Under the plan, “cause” generally means the employee’s insubordination, dishonesty, fraud, moral turpitude, willful misconduct, or willful failure or refusal to attempt to perform his or her duties or responsibilities. “Good reason” generally means any of the following events occurring solely within two years after a change in control or other qualifying corporate transaction and the Company’s or a successor company’s failure to cure such event within 30 days of receiving notice from the employee: (i) a material reduction in base salary, except pursuant to a policy generally applicable to senior management resulting in a reduction of 10% or less; (ii) the successor company’s material failure to provide employee benefits that are substantially comparable to those provided prior to the change in control; (iii) the successor company requiring the employee to be based at an office location that is more than 50 miles further from the employee’s office location prior to the change in control; or (iv) a material breach by the successor company of its obligations under the plan. Qualifying “corporate transactions” include a merger or consolidation where the Company’s stockholders prior to the transaction do not own a majority of the shares of the surviving company in approximately the same proportion as before the transaction, the replacement of a majority of our Board of Directors, the sale of all or substantially all of our assets, the liquidation or dissolution of the Company, or the acquisition of a majority of our outstanding stock.

If triggered, the plan entitles the NEOs to benefits equal to one year’s salary (18 months’ salary for the CEO); a pro-rata annual cash incentive award, based on actual results, for the year of termination; and reimbursement of the premium for continuation coverage under our medical plan. In the event of a termination within two years following a change in control or other qualifying corporate transaction, the senior executives will also be entitled to an amount equal to the average annual cash incentive award received (or to be received) with respect to the three full calendar years preceding termination (or for the CEO, 150% of this amount). A senior executive who has served in his or her current position for fewer than three full calendar years will be entitled to an amount based on annual cash incentive awards received for those years in that position (or, if the senior executive has served in the position for less than one year, an amount based on target annual cash incentive award).

All severance plan benefits are contingent on the employee signing a release of all claims and acknowledging his or her obligations under the plan, including (where permitted by applicable law) obligations not to disclose our confidential information or to compete with or disparage Neustar or interfere with our business during the 18-month period following termination. The Compensation Committee may, in its sole discretion, cause us to pay severance benefits at the same rate for an additional period as consideration for an extension of the employee’s obligations under the plan. An employee will not be eligible for benefits under the plan if he or she violates these obligations.

The severance benefits provided for by the plan are paid in installments without interest over a one-year period (or an 18-month period for the CEO) through our normal payroll processes. An employee is not eligible for a severance benefit under the plan if the employee is entitled, pursuant to any agreement providing cash benefits, to cash severance in an amount in excess of the severance benefit upon termination of employment. In addition, the benefit to be provided under the plan shall be reduced dollar-for-dollar (but not below zero) by the benefits required to be paid under federal, state or local law or under any other plan, program or arrangement. The Board may amend or terminate the plan at any time after 90 days’ notice to the covered employees, provided that an amendment or termination may not adversely affect the severance benefits to which any employee is entitled if such employee’s termination occurred prior to the date of the amendment or termination. Moreover, no amendment or termination that reduces the rights of a covered employee will be effective for one year following a change in control or other qualifying corporate transaction.

Equity Award Agreements

Under our long-term incentive compensation plans and the NEOs’ option agreements, if we experience a change in control or other qualifying corporate transaction, all of the options will vest in full, unless the options are assumed or continued by the surviving company, or unless the surviving company substitutes the options with substantially equivalent options. If the surviving company assumes or replaces the options, the options will vest and become exercisable if the senior executive’s employment is terminated within two years of the corporate transaction, unless the senior executive’s employment is terminated by the surviving company for cause or by the senior executive without good reason.

Under the NEOs’ restricted stock agreements, if we experience a change in control or other qualifying corporate transaction and a portion of the restricted stock remains unvested following the corporate transaction, the restricted stock will vest in full if the officer’s employment is terminated within two years of the corporate transaction, unless the senior executive’s employment is terminated by the surviving company for cause or by the senior executive without good reason.

Under the NEOs’ RSU agreements, if the NEO’s employment is terminated, other than by the Company for cause or by NEO without good reason, any unvested RSUs that would have vested during the 12 months after such separation from the Company shall immediately vest, and the remainder of any unvested RSUs shall immediately be forfeited. In addition, the RSUs will vest in full if the NEO’s employment is terminated within two years of the corporate transaction, unless the NEO’s employment is terminated by the surviving company for cause or by the NEO without good reason. The RSUs shall immediately vest in full in the event that the surviving company does not assume the RSUs.

For PVRSUs granted prior to 2012, under the NEO’s PVRSU agreements, if a NEO becomes disabled or dies prior to the vesting date, the NEO or his representative will receive a pro-rata payment as if the target level of performance set forth in the agreement had been attained (or, for 2009 Stock Incentive Plan awards where the performance period has ended prior to the qualifying event, a pro-rata payment based on actual performance). Additionally, if we experience a change in control or other qualifying corporate transaction, the PVRSUs will be converted without proration into shares of restricted stock that vest on the original vesting date, subject to the NEO’s continued service. The number of shares of restricted stock into which the PVRSUs convert will be determined as set forth in the agreement. The restricted stock will vest in full if the NEO’s employment is terminated within two years of the corporate transaction, unless the NEO’s employment is terminated by the surviving company for cause or by the NEO without good reason.

For PVRSUs granted in 2012 and 2013, under the NEOs’ PVRSU agreements, if the NEO’s employment is terminated, other than by the Company for cause or by the NEO without good reason, any PVRSUs that have been earned but not yet vested that would have vested during the 12 months after such separation from the Company shall immediately vest, and the remainder of any unvested PVRSUs shall immediately be forfeited. In the event the NEO dies or becomes disabled prior to any vesting, the NEO or the NEO’s legal representative will receive a pro-rata payment as if the target level of performance set forth in the agreement had been attained or where the performance period has ended prior to the qualifying event, a pro-rata payment based on actual performance. Additionally, if we experience a change in control or other qualifying corporate transaction, the PVRSUs will be converted without proration into shares of restricted stock that vest on the original vesting date, subject to the senior executive’s continued service. The number of shares of restricted stock into which the PVRSUs convert will be determined as set forth in the agreement. The restricted stock will vest in full if the senior executive’s employment is terminated within two years of the corporate transaction, unless the senior executive’s employment is terminated by the surviving company for cause or by the senior executive without good reason. The restricted stock shall immediately vest in full in the event that the surviving company does not assume the restricted stock.

Our 2009 Stock Incentive Plan generally defines “cause” as an employee’s insubordination, dishonesty, fraud, moral turpitude, willful misconduct, or willful failure or refusal to attempt to perform his or her duties or responsibilities for any reason other than illness or incapacity. Under the 2005 Stock Incentive Plan, “cause” generally means an employee’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to attempt to perform his or her duties or responsibilities, or materially unsatisfactory performance of his or her duties.

For purposes of our equity awards, “good reason” generally means any of the following events and the Company’s or a successor company’s failure to cure such event within 30 days of receiving notice from the employee: (i) a reduction in base salary, except pursuant to a policy generally applicable to senior management resulting in a reduction of 10% or less; (ii) the successor company’s failure to provide employee benefits that are substantially comparable to those provided prior to the change in control; (iii) the successor company requiring the employee to be based at an office location that is more than 50 miles further from the employee’s existing office location; or (iv) a material breach by the successor company of its obligations under the plans. Qualifying corporate transactions include a merger or consolidation where the Company’s stockholders prior to the transaction do not own a majority of the shares of the surviving company in approximately the same proportion as before the transaction, the replacement of a majority of our Board of Directors, the sale of all or substantially all of our assets, the liquidation or dissolution of the Company, or the acquisition of a majority of our outstanding stock.

Under the NEOs’ agreements relating to option, restricted stock and PVRSUs granted in 2012 and 2013, benefits are contingent upon the senior executive’s compliance with certain prohibitions on disclosure of confidential information and disparagement of us. In addition, where permitted by applicable law, the senior executive must agree not to compete with us or to engage in solicitation during the 18-month period following termination of employment.

Potential Payments as of December 31, 2013

The following tables show the value of the potential payments and benefits our named executive officers would receive in various scenarios involving a termination of their employment or a change in control or other qualifying corporate transaction, assuming a December 31, 2013 triggering date and, where applicable, using a price per share for our common stock of $49.86 (the closing market price as reported on the New York Stock Exchange for December 31, 2013).

Lisa Hook

Payments Upon Termination	Voluntary Termination ($)	Termination by Employee for Good Reason ($)	Involuntary Termination without Cause ($)		Involuntary Termination for Cause ($)	Retirement ($)	Double- Trigger Change in Control Event ($)		Death ($)		Disability ($)
Severance Payments	—	—(1)	1,767,924	(2)	—	—	3,018,124	(3)	—		—
Stock Options	—	—	—		—	—	1,124,558	(4)	—		—
Restricted Stock	—	—	708,092		—	—	4,234,161	(5)	708,092		708,092
Performance-Vested Restricted Stock Units	—	—	—		—	—	20,380,026	(6)	9,758,649	(7)	9,758,649	(7)

Total	—	—	2,476,016		—	—	28,756,869		10,466,741		10,466,741

(1)	Under the 2010 Key Employee Severance Pay Plan, severance benefits generally are not payable upon a termination for “good reason” absent a change in control. For amounts payable upon termination following a change in control, see Double-Trigger Change in Control Event.

(2)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan, assuming the Compensation Committee did not elect to extend benefits for an additional period. Includes $35,424 for reimbursement of the premium for 18 months of continuation coverage under our medical plan.

(3)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan if Ms. Hook were not offered comparable employment with our successor or if she experienced a qualifying termination following the change in control. Includes $35,424 for reimbursement of the premium for 18 months of continuation coverage under our medical plan.

(4)	Reflects the fair market value (less exercise price) of the underlying shares as of December 31, 2013 of all unvested in-the-money options, the vesting of which would accelerate if the options were not assumed, continued or substituted by the surviving company or if Ms. Hook experienced a qualifying termination following the change in control.

(5)	Reflects the fair market value as of December 31, 2013 of all restricted stock, the vesting of which would accelerate if Ms. Hook experienced a qualifying termination following the change in control.

(6)	Reflects the fair market value of the underlying shares as of December 31, 2013 of all performance-vested restricted stock units, which would be converted into shares of restricted stock upon a change in control based on actual performance for performance-vested restricted stock units granted in 2011, 2012 and 2013 and on target performance for performance-vested restricted stock units awarded in 2012 and have performance goals for the years ended 2014, 2015 and 2016. The vesting of the restricted stock would accelerate if Ms. Hook experienced a qualifying termination following the change in control.

(7)	Represents a pro-rata payment based on actual performance for performance-vested restricted stock units granted in 2011, 2012 and 2013.

Paul Lalljie

Payments Upon Termination	Voluntary Termination ($)	Termination by Employee for Good Reason ($)	Involuntary Termination without Cause ($)		Involuntary Termination for Cause ($)	Retirement ($)	Double- Trigger Change in Control Event ($)		Death ($)		Disability ($)
Severance Payments	—	—(1)	870,804	(2)	—	—	1,359,401	(3)	—		—
Stock Options	—	—	—		—	—	448,243	(4)	—		—
Restricted Stock	—	—	354,046		—	—	2,111,721	(5)	354,046		354,046
Performance-Vested Restricted Stock Units	—	—	—		—	—	10,152,842	(6)	4,842,154	(7)	4,842,154	(7)

Total	—	—	1,224,850		—	—	14,072,207		5,196,200		5,196,200

(1)	Under the 2010 Key Employee Severance Pay Plan, severance benefits generally are not payable upon a termination for “good reason” absent a change in control. For amounts payable upon termination following a change in control, see Double-Trigger Change in Control Event.

(2)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan, assuming the Compensation Committee did not elect to extend benefits for an additional period. Includes $17,100 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(3)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan if Mr. Lalljie were not offered comparable employment with our successor or if he experienced a qualifying termination following the change in control. Includes $17,100 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(4)	Reflects the fair market value (less exercise price) of the underlying shares as of December 31, 2013 of all unvested in-the-money options, the vesting of which would accelerate if the options were not assumed, continued or substituted by the surviving company or if Mr. Lalljie experienced a qualifying termination following the change in control.

(5)	Reflects the fair market value as of December 31, 2013 of restricted stock, the vesting of which would accelerate if Mr. Lalljie experienced a qualifying termination following the change in control.

(6)	Reflects the fair market value of the underlying shares as of December 31, 2013 of all performance-vested restricted stock units, which would be converted into shares of restricted stock upon a change in control based on actual performance for performance-vested restricted stock units granted in 2011, 2012 and 2013 and on target performance for performance-vested restricted stock units awarded in 2012 and have performance goals for the years ended 2014, 2015 and 2016. The vesting of the restricted stock would accelerate if Mr. Lalljie experienced a qualifying termination following the change in control.

(7)	Represents a pro-rata payment based on actual performance for performance-vested restricted stock units granted in 2011, 2012 and 2013.

Leonard Kennedy

Payments Upon Termination	Voluntary Termination ($)	Termination by Employee for Good Reason ($)	Involuntary Termination without Cause ($)		Involuntary Termination for Cause ($)	Retirement ($)	Double- Trigger Change in Control Event ($)		Death ($)		Disability ($)
Severance Payments	—	—(1)	742,576	(2)	—	—	1,031,536	(3)	—		—
Stock Options	—	—	—		—	—	—		—		—
Restricted Stock	—	—	138,112		—	—	552,449	(4)	138,112		138,112
Performance-Vested Restricted Stock Units	—	—	—		—	—	2,260,303	(5)	491,669	(6)	491,669	(6)

Total	—	—	880,688		—	—	3,844,288		629,781		629,781

(1)	Under the 2010 Key Employee Severance Pay Plan, severance benefits generally are not payable upon a termination for “good reason” absent a change in control. For amounts payable upon termination following a change in control, see Double-Trigger Change in Control Event.

(2)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan, assuming the Compensation Committee did not elect to extend benefits for an additional period. Includes $23,616 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(3)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan if Mr. Kennedy were not offered comparable employment with our successor or if he experienced a qualifying termination following the change in control. Includes $23,616 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(4)	Reflects the fair market value as of December 31, 2013 of restricted stock, the vesting of which would accelerate if Mr. Kennedy experienced a qualifying termination following the change in control.

(5)	Reflects the fair market value of the underlying shares as of December 31, 2013 of all performance-vested restricted stock units, which would be converted into shares of restricted stock upon a change in control based on actual performance for performance-vested restricted stock units granted in 2013 and on target performance for performance-vested restricted stock units awarded in 2013 and have performance goals for the years ended 2014, 2015 and 2016. The vesting of the restricted stock would accelerate if Mr. Kennedy experienced a qualifying termination following the change in control.

(6)	Represents a pro-rata payment based on actual performance for performance-vested restricted stock units granted in 2013.

Mark Bregman

Payments Upon Termination	Voluntary Termination ($)	Termination by Employee for Good Reason ($)	Involuntary Termination without Cause ($)		Involuntary Termination for Cause ($)	Retirement ($)	Double- Trigger Change in Control Event ($)		Death ($)		Disability ($)
Severance Payments	—	—(1)	730,660	(2)	—	—	1,049,419	(3)	—		—
Stock Options	—	—	—		—	—	1,139,373	(4)	—		—
Restricted Stock	—	—	200,557		—	—	1,252,084	(5)	200,557		200,557
Performance-Vested Restricted Stock Units	—	—	—		—	—	5,422,026	(6)	2,413,673	(7)	2,413,673	(7)

Total	—	—	931,217		—	—	8,862,902		2,614,230		2,614,230

(1)	Under the 2010 Key Employee Severance Pay Plan, severance benefits generally are not payable upon a termination for “good reason” absent a change in control. For amounts payable upon termination following a change in control, see Double-Trigger Change in Control Event.

(2)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan, assuming the Compensation Committee did not elect to extend benefits for an additional period. Includes $15,312 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(3)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan if Dr. Bregman were not offered comparable employment with our successor or if he experienced a qualifying termination following the change in control. Includes $15,312 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(4)	Reflects the fair market value (less exercise price) of the underlying shares as of December 31, 2013 of all unvested in-the-money options, the vesting of which would accelerate if the options were not assumed, continued or substituted by the surviving company or if Dr. Bregman experienced a qualifying termination following the change in control.

(5)	Reflects the fair market value as of December 31, 2013 of restricted stock, the vesting of which would accelerate if Dr. Bregman experienced a qualifying termination following the change in control.

(6)	Reflects the fair market value of the underlying shares as of December 31, 2013 of all performance-vested restricted stock units, which would be converted into shares of restricted stock upon a change in control based on actual performance for performance-vested restricted stock units granted in 2012 and 2013 and on target performance for performance-vested restricted stock units awarded in 2012 and have performance goals for the year ended 2014, 2015 and 2016. The vesting of the restricted stock would accelerate if Dr. Bregman experienced a qualifying termination following the change in control.

(7)	Represents a pro-rata payment based on actual performance for performance-vested restricted stock units granted in 2012 and 2013.

Edward Prince

Payments Upon Termination	Voluntary Termination ($)	Termination by Employee for Good Reason ($)	Involuntary Termination without Cause ($)		Involuntary Termination for Cause ($)	Retirement ($)	Double- Trigger Change in Control Event ($)		Death ($)		Disability ($)
Severance Payments	—	—(1)	558,940	(2)	—	—	764,360	(3)	—		—
Stock Options	—	—	—		—	—	—		—		—
Restricted Stock	—	—	69,430		—	—	385,817	(4)	69,430		69,430
Performance-Vested Restricted Stock Units	—	—	—		—	—	2,007,663	(5)	661,443	(6)	661,443	(6)

Total	—	—	628,370		—	—	3,157,840		730,873		730,873

(1)	Under the 2010 Key Employee Severance Pay Plan, severance benefits generally are not payable upon a termination for “good reason” absent a change in control. For amounts payable upon termination following a change in control, see Double-Trigger Change in Control Event.

(2)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan, assuming the Compensation Committee did not elect to extend benefits for an additional period. Includes $23,520 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(3)	Represents the amount payable pursuant to the 2010 Key Employee Severance Pay Plan if Mr. Prince were not offered comparable employment with our successor or if he experienced a qualifying termination following the change in control. Includes $23,520 for reimbursement of the premium for 12 months of continuation coverage under our medical plan.

(4)	Reflects the fair market value as of December 31, 2013 of restricted stock, the vesting of which would accelerate if Mr. Prince experienced a qualifying termination following the change in control.

(5)	Reflects the fair market value of the underlying shares as of December 31, 2013 of all performance-vested restricted stock units, which would be converted into shares of restricted stock upon a change in control based on actual performance for performance-vested restricted stock units granted in 2012 and 2013 and on target performance for performance-vested restricted stock units awarded in 2012 and 2013 and have performance goals for the years ended 2014, 2015 and 2016. The vesting of the restricted stock would accelerate if Mr. Prince experienced a qualifying termination following the change in control.

(6)	Represents a pro-rata payment based on actual performance for performance-vested restricted stock units granted in 2012 and 2013.

2013 DIRECTOR COMPENSATION

The Compensation Committee, with the assistance and advice of its external consultant, evaluates the compensation of our non-employee directors at least annually and recommends changes to the Board when appropriate. As with our executive compensation program, the non-employee director compensation program emphasizes equity incentives. This reflects our belief that equity awards align the interests of our non-employee directors with those of our stockholders. Accordingly, the majority of our non-employee directors’ compensation is comprised of equity awards. Set forth below is a graph depicting the relative weights given to each component of the 2013 compensation for the non-employee directors.

Cash Compensation.    Our policy with respect to director compensation provides that non-management directors will receive an annual retainer of $60,000. The Chairman of the Board will receive an additional retainer of $75,000, and committee chairs will receive additional retainers as follows: $22,500 for the Audit Committee and Compensation Committee Chairs; $15,000 for the Nominating and Corporate Governance Committee Chair; and $10,000 for the Neutrality Committee Chair. Committee members (other than the chair) will receive additional retainers as follows: $10,000 for Audit Committee and Compensation Committee members; $7,500 for Nominating and Corporate Governance Committee members; and $5,000 for Neutrality Committee members. All amounts are paid to directors quarterly in arrears. Directors are also reimbursed for expenses related to attending Board and committee meetings.

Equity Compensation.    Non-management directors also receive an annual RSU grant equal to $170,000 divided by the 30-day moving average stock price of the Class A Common Stock as of the market close on the last business day of the fiscal quarter prior to the date of grant. Such grants are made on the day following the annual meeting of stockholders. These RSUs vest in full on the earlier of the first anniversary of the date of grant or the day preceding the next year’s annual meeting of stockholders. Upon vesting, certain director’s RSUs will be deferred into deferred stock units, which will be delivered to the director in shares of our Class A common stock six months following the director’s termination of Board service unless the director elected near-term delivery.

The following table sets forth all compensation paid by us to the non-management members of our Board of Directors for services provided during the last fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Total ($)
Gareth C. C. Chang	72,802	184,670	(2)	257,472
James G. Cullen	159,396	184,670	(3)	344,066
Joel P. Friedman	82,596	184,670	(4)	267,266
Mark N. Greene	71,401	184,670	(5)	256,071
Ross K. Ireland	81,401	184,670	(6)	266,071
Paul A. Lacouture	81,003	184,670	(7)	265,673
Michael J. Rowny	81,003	184,670	(8)	265,673
Hellene S. Runtagh	82,898	184,670	(9)	267,568

(1)	For information about the assumptions and underlying calculations upon which we base grant date fair value, see Note 14 to the Neustar audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)	As of December 31, 2013, Mr. Chang held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing 33,142 shares of our Class A common stock.

(3)	As of December 31, 2013, Mr. Cullen held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing 29,110 shares of our Class A common stock.

(4)	As of December 31, 2013, Mr. Friedman held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing 29,476 shares of our Class A common stock.

(5)	As of December 31, 2013, Dr. Greene held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing zero shares of our Class A common stock.

(6)	As of December 31, 2013, Mr. Ireland held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing 35,529 shares of our Class A common stock.

(7)	As of December 31, 2013, Mr. Lacouture held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing 28,976 shares of our Class A common stock.

(8)	As of December 31, 2013, Mr. Rowny held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing 40,816 shares of our Class A common stock.

(9)	As of December 31, 2013, Ms. Runtagh held restricted stock representing 3,768 shares of our Class A common stock and deferred stock units representing 29,476 shares of our Class A common stock.

Deferred Compensation

The NeuStar, Inc. Deferred Compensation Plan permits non-employee directors to defer certain elements of compensation in order to delay taxation on such amounts. Specifically, the plan permits deferral of up to 100% of director fees, including Board, Chairman, committee chair, and committee member retainers. Amounts deferred under the plan are credited with investment earnings based on investment options selected by the participants. None of the directors participated in the plan during 2013.

Board Stock Ownership Guidelines

The non-employee directors are subject to the Company’s stock ownership guidelines discussed under “Stock Ownership Guidelines” above.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain six compensation plans under which shares of our Class A common stock have been authorized for issuance to directors, employees and consultants: the 1999 Equity Incentive Plan, the 2005 Stock Incentive Plan, the Amended and Restated 2009 Stock Incentive Plan, the AMACAI Information Corporation 2004 Stock Incentive Plan (the “AMACAI Plan”), the Targus Information Corporation Amended and Restated 2004 Stock Incentive Plan (the “TARGUSinfo Plan”), and the NeuStar, Inc. Employee Stock Purchase Plan. The 1999 Equity Incentive Plan, the 2005 Stock Incentive Plan, the Amended and Restated 2009 Stock Incentive Plan, and the NeuStar, Inc. Employee Stock Purchase Plan were approved by our stockholders, and the AMACAI Plan and the TARGUSinfo Plan were approved by the stockholders of AMACAI Information Corporation and TARGUSinfo, respectively. We assumed the AMACAI Plan and the TARGUSinfo Plan upon our acquisition of TARGUSinfo in November 2011. We will not make any further awards under the 1999 Equity Incentive Plan, the 2005 Stock Incentive Plan, the TARGUSinfo Plan or the AMACAI Plan. The following table provides information as of December 31, 2013 about outstanding options and shares reserved for issuance under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,637,676(1)	$ 24.94(2)	4,730,325(3)
Equity compensation plans not approved by security holders	218,071	$ 22.73	895,319

Total	4,855,747	$ 24.70	5,625,644

(1)	Includes (a) 1,378,162 shares of Class A common stock underlying restricted stock units issued to our non-management directors and employees, and (b) 1,440,467 shares of Class A common stock, which represents the number of shares deliverable in respect of the performance-vested restricted stock units that were outstanding as of December 31, 2013.

(2)	Excludes (a) 1,378,162 shares of Class A common stock underlying restricted stock units issued to our non-management directors and employees, and (b) 1,440,467 shares of Class A common stock, which represents the number of shares deliverable in respect of the performance-vested restricted stock units that were outstanding as of December 31, 2013.

(3)	Includes (a) 4,185,221 shares of Class A common stock that may be issued under the 2009 Stock Incentive Plan pursuant to awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards, and (b) 545,104 shares that may be issued under the NeuStar, Inc. Employee Stock Purchase Plan.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth information regarding ownership of our common stock as of March 31, 2014 by holders of more than 5% of our combined classes of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group. The information in this table is based on our records, information filed with the Securities and Exchange Commission and information provided to us, except where otherwise noted. Except as otherwise indicated, (i) each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table, and (ii) the business address of each person shown below is 21575 Ridgetop Circle, Sterling, Virginia 20166.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
5% owners
Macquarie Group Limited(2)	6,241,070		10.31%
Artisan Partners Limited Partnership(3)	4,951,457		8.18%
TimeSquare Capital Management, LLC(4)	3,978,015		6.57%
Prescott General Partners, LLC(5)	3,890,677		6.43%
PRIMECAP Management Company(6)	3,764,297		6.22%
The Vanguard Group(7)	3,680,160		6.08%
BlackRock, Inc.(8)	3,365,673		5.56%
Directors, nominees and named executive officers
Lisa Hook, President and Chief Executive Officer, Director	604,202	(9)	*
Paul Lalljie, SVP and Chief Financial Officer	213,654	(10)	*
Leonard Kennedy, SVP and General Counsel	1,629		*
Mark Bregman, SVP and Chief Technology Officer	81,309	(11)	*
Edward Prince, SVP, Information Services	2,441		*
James Cullen, Chairman of the Board	40,450	(12)	*
Gareth Chang, Director	33,142	(13)	*
Joel Friedman, Director	40,816	(14)	*
Mark Greene, Director	4,921		*
Ross Ireland, Director	41,450	(15)	*
Paul Lacouture, Director	35,395	(16)	*
Michael Rowny, Director	41,816	(17)	*
Hellene Runtagh, Director	40,816	(18)	*
Directors, nominees and executive officers as a group (13 persons)	1,182,041	(19)	1.93%

*	Denotes less than 1% ownership.

(1)	Percentages are based on 60,526,573 shares of Class A common stock and 3,082 shares of Class B common stock outstanding on March 31, 2014 (reflecting total outstanding shares less 25,931,183 shares of Class A common stock held in treasury) plus, as to the holder thereof only and no other person, the number of shares (if any) that the person has the right to acquire as of March 31, 2014 or within 60 days from such date (May 30, 2014) through the exercise of stock options or similar rights.

(2)	Beneficial ownership information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2013 by Macquarie Group Limited (“Macquarie”). Macquarie is a holding company with ownership of Macquarie Bank Limited, Delaware Management Holdings Inc. and Delaware Management Business Trust with individual holdings. Delaware Management Holdings Inc. and Delaware Management Business Trust have sole dispositive power with respect to 6,241,070 shares of our Class A common stock and sole voting power with respect to 6,241,070 shares of our Class A common stock. The business address of Macquerie is No. 1 Martin Place, Sydney, New South Wales, Australia. The business address of Delaware Management Holdings Inc. and Delaware Management Business Trust is 2005 Market Street, Philadelphia, PA 19103.

(3)	Beneficial ownership information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on March 12, 2014 by Artisan Partners Limited Partnership (“Artisan”). Artisan is an investment adviser, and all of the shares reported as beneficially owned by Artisan are owned by its clients, who have the right to receive dividends and proceeds from the sale of such shares. In its role as investment adviser, Artisan has shared dispositive power with respect to 4,951,457 shares of our Class A common stock and shared voting power with respect to 4,831,811 shares of our Class A common stock. The business address of Artisan is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

(4)

Beneficial ownership information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2013 by TimesSquare Capital Management, LLC (“TimesSquare”). TimesSquare is an investment adviser, and all of the shares reported as beneficially owned by TimesSquare are owned by its clients, who have the right to receive dividends and proceeds from the sale of such shares. In its role as investment adviser, TimesSquare has sole dispositive power with respect to 3,978,015 shares of our Class A common stock and sole voting power with respect to 2,979,640 shares of our Class A common stock. The business address of TimesSquare is 7 Times Square, 42nd Floor, New York, New York 10036.

(5)	Beneficial ownership information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2013 by Prescott General Partners LLC (“Prescott”). Prescott is an investment adviser, and all of the shares reported as beneficially owned by Prescott are owned by its clients, who have the right to receive dividends and proceeds from the sale of such shares. In its role as investment adviser, Prescott has shared dispositive power with respect to 3,890,677 shares of our Class A common stock and shared voting power with respect to 3,890,677 shares of our Class A common stock. The business address of Prescott is 2200 Butts Road, Suite 320, Boca Raton, Florida 33431.

(6)	Beneficial ownership information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2013 by PRIMECAP Management Company (“PRIMECAP”). PRIMECAP is an investment adviser and has sole dispositive power with respect to 3,764,297 shares of our Class A common stock and sole voting power with respect to 1,896,332 shares of our Class A common stock. The business address of PRIMECAP is 225 South Lake Ave., #400, Pasadena, California 91101.

(7)	Beneficial ownership information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2013 by The Vanguard Group (“Vanguard”). Vanguard is an investment adviser and has sole dispositive power with respect to 3,644,531 shares of our Class A common stock, shared dispositive power with respect to 35,629 shares of our Class A common stock and sole voting power with respect to 40,129 shares of our Class A common stock. The business address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)

Beneficial ownership information is based on a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2013 by BlackRock, Inc. (“BlackRock”). BlackRock is an investment adviser with respect to the reported shares for the accounts of other persons who have the right to receive, and the power to direct the receipt of, dividends and proceeds from the sale of such shares. BlackRock has sole dispositive power with respect to 3,365,673 shares of our Class A common stock and sole voting power with respect to 3,149,149 shares of our Class A common stock. The business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

(9)	Includes (i) 5,785 shares of restricted Class A common stock, and (ii) 490,025 shares of Class A common stock subject to options that are exercisable as of March 31, 2014 or within 60 days from such date.

(10)	Includes (i) 2,175 shares of restricted Class A common stock, and (ii) 146,497 shares of Class A common stock subject to options that are exercisable as of March 31, 2014 or within 60 days from such date.

(11)	Includes (i) 5,000 shares of restricted Class A common stock and (ii) 66,600 shares of Class A common stock subject to options that are exercisable as of March 31, 2014 or within 60 days from such date.

(12)	Consists of 29,110 vested deferred stock units held in accordance with our outside director compensation policy.

(13)	Consists of 33,142 vested deferred stock units held in accordance with our outside director compensation policy.

(14)	Consists of 29,476 vested deferred stock units held in accordance with our outside director compensation policy.

(15)	Consists of 35,529 vested deferred stock units held in accordance with our outside director compensation policy.

(16)	Consists of 28,976 vested deferred stock units held in accordance with our outside director compensation policy.

(17)	Consists of 40,816 vested deferred stock units held in accordance with our outside director compensation policy.

(18)	Consists of 29,476 vested deferred stock units held in accordance with our outside director compensation policy.

(19)	Includes (i) 12,960 shares of restricted Class A common stock, (ii) 703,122 shares of Class A common stock subject to options that are exercisable as of March 31, 2014 or within 60 days from such date, and (iii) 226,525 vested deferred stock units held in accordance with our outside director compensation policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, senior executives and beneficial owners of greater than 10 percent of our common stock (the “Reporting Persons”) to file reports of holdings and transactions in Neustar common stock with the Securities and Exchange Commission and the New York Stock Exchange.

Based solely on these reports and other information provided to us by the Reporting Persons, we believe that all Reporting Persons timely filed the required reports during fiscal year 2013, with the exception of a late Section 16 filing by Mr. Alex Berry, Senior Vice President, Sales.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Review of Transactions with Related Persons

The Company has adopted a written Corporate Code of Business Conduct, which is available on our website at www.neustar.biz under the captions “Company — Investor Relations — Corporate Information — Code of Conduct”. The Code provides that the personal activities and relationships of directors, officers and employees must not conflict, or appear to conflict, with the interests of the Company. Any potential conflict of interest that involves an officer of the Company or a subsidiary — including any transaction between the Company and a third party in which the officer has a direct or indirect interest — must be approved in advance by the General Counsel and Chief Executive Officer of the Company. Any potential conflict of interest that involves a director or an executive officer of the Company must be approved by the Board or the Audit Committee.

Loans from the Company to directors and senior executives are prohibited by the Code. Loans from the Company to other officers and employees must be approved in advance by the Board or the Audit Committee.

All prior approvals required pursuant to the Code must be obtained in writing.

PROPOSALS REQUIRING YOUR VOTE

ITEM 1 — Election of Directors

Our Board of Directors currently has nine seats, divided into three classes: Class I, Class II and Class III. Our Class I directors are James G. Cullen, Joel P. Friedman, and Mark N. Greene, and their term ends at this Meeting. Our Class II directors are Ross K. Ireland, Paul A. Lacouture and Michael J. Rowny, and their term ends at the Annual Meeting of Stockholders in 2015. Our Class III directors are Gareth C. C. Chang, Lisa A. Hook and Hellene S. Runtagh, and their term ends at the Annual Meeting of Stockholders in 2016.

Each nominee for director will, if elected, continue in office until our Annual Meeting of Stockholders in 2017 and until the director’s successor has been duly elected and qualified, or until the earlier of the director’s death, resignation or retirement. The proxy holders named on the proxy card intend to vote the proxy (if you are a stockholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be cast against any of the nominees. Under Securities and Exchange Commission rules, proxies cannot be voted for a greater number of persons than the number of nominees named.

Each nominee has consented to be named as a nominee in this proxy statement and to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless the Board chooses to reduce the number of directors serving on the Board.

The principal occupations and certain other information about the nominees and the additional members of our Board (including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below.

The Board of Directors unanimously recommends a vote FOR the election of Messrs. Cullen and Friedman and Dr. Greene as directors.

BOARD OF DIRECTORS

Name and Age as of March 31, 2014	Position, Principal Occupation, Business Experience and Directorships
Gareth C. C. Chang Age 71

Mr. Chang has served as a director of Neustar since 2008. Since 2000, Mr. Chang has served as the Chairman and Managing Partner of GC3 & Associates International, a management consulting and private investment firm specializing in strategic planning and the execution of technology and media enterprises. Additionally, Mr. Chang serves as the Chairman and a Director of LUMA/JK/LUXIM Lighting Co. Ltd., a global industrial lighting original equipment manufacturer and solution provider. From 2011 to 2013, Mr. Chang served as a director of comScore, Inc. From 2008 to 2013, Mr. Chang served as the Chairman and Chief Executive Officer of Towona Media, a digital media provider. From 2006 to 2010, Mr. Chang served as executive chairman of Netstar Group Holding Company, an Asian Pacific networking system integration company. From 1998 to 2000, Mr. Chang was Chairman and CEO of News Corporation’s Star TV Group, the leading multi-channel satellite television network providing access to more than 300 million viewers across Asia, the Indian sub-continent, and the Middle East. He also has served in senior executive roles at Hughes Electronics and McDonnell Douglas. Mr. Chang previously served on the boards of directors of Apple Inc., Agile Software Corporation and Palm, Inc.

Mr. Chang was selected as a director because of his extensive experience as a leader of global technology and media enterprises, particularly in Asian markets. The Board also benefits from Mr. Chang’s perspective as a former director, governance committee member, and compensation committee member of other public companies.

James G. Cullen Age 71

Mr. Cullen has served as a director of Neustar since 2005 and as our Chairman of the Board since 2010. Mr. Cullen retired as President and Chief Operating Officer of Bell Atlantic Corporation, a local telephone exchange carrier, in 2000. He had assumed those positions in 1998, after having been Vice Chairman since 1995 and, prior to that, President since 1993. He was President and Chief Executive Officer of Bell Atlantic-New Jersey, Inc. from 1989 to 1993. Mr. Cullen is also a director, audit committee member and chairman of the compensation committee of Prudential Financial, Inc., non-executive Chairman of the Board of Agilent Technologies, Inc. and a director and chairman of the audit committee of Johnson & Johnson.

Mr. Cullen was selected as a director because of his expansive knowledge of the communications industry, his executive leadership experience, his financial expertise, and his background serving on the boards of large, multinational public companies. Mr. Cullen’s ability to communicate and encourage discussion, together with his experience as a senior director on other boards, makes him an effective Chairman for the Board.

Joel P. Friedman Age 66

Mr. Friedman has served as a director of Neustar since 2006. As the former President of the Business Process Outsourcing (“BPO”) organization of Accenture Ltd., a consulting services company, a position he held from 2002 until his retirement in 2005, Mr. Friedman was responsible for overseeing Accenture’s portfolio of BPO businesses as well as fueling new innovation and growth in BPO. He was a member of Accenture’s Board of Directors until February 2005 and also served on that company’s Executive Committee and Global Leadership Council. Over the course of his 34-year career with Accenture, a national consulting firm, Mr. Friedman held a variety of senior leadership roles. He was a partner in Accenture’s Corporate Development organization; served as managing general partner of the company’s former venture capital business, Accenture Technology Ventures; led Accenture’s banking and capital markets program; and was instrumental in founding and managing Accenture’s strategy consulting practice. Mr. Friedman is also a director, governance committee member and chairman of the finance committee of SVB Financial Group.

Mr. Friedman was selected as a director because of the valuable management experience he brings to the Board. Over the course of his career, Mr. Friedman has led and directed complex business organizations and gained significant experience in corporate development, strategic consulting, compensation and employee management.

Name and Age as of March 31, 2014	Position, Principal Occupation, Business Experience and Directorships
Mark N. Greene Age 59

Dr. Greene has served as a director of our company since April 2012. Since December 2012, Dr. Greene has served as the Chief Executive Officer and a director of OpenLink Financial LLC, a provider of software solutions for transaction lifecycle management. From 2008 to 2012, Dr. Greene served on the board of directors of Capella Education Company. From 2007 to 2012, Dr. Greene was the Chief Executive Officer and a director of Fair Isaac Corporation, or FICO, a provider of credit scoring, decision management, fraud detection and credit risk score services. From 1995 through 2007, Dr. Greene held various positions with International Business Machines Corp., a global technology company, including Vice President of Sales and Distribution for Financial Services and General Manager of Global Banking.

Dr. Greene was selected as a director because of his extensive management experience and knowledge of analytics. Over the course of his career, Dr. Greene has led and directed complex business organizations and gained significant experience in capital markets, consulting e-commerce software, strategy, sales and marketing and distribution.

Lisa A. Hook Age 56

Ms. Hook has served as a director of Neustar since November 2010, as Chief Executive Officer since October 2010, and as President since joining Neustar in January 2008. Prior to joining Neustar, Ms. Hook served as President and Chief Executive Officer of Sunrocket, Inc., a voice over IP, or VOIP, service provider, from 2006 to 2007. From 2001 to 2004, she held several executive-level posts at America Online, Inc., a web services company, including President, AOL Broadband, Premium and Developer Services; President, AOL Anywhere; and Senior Vice President and Chief Operating Officer, AOL Mobile. After leaving America Online in 2004, Ms. Hook briefly consulted for AOL and served on various corporate boards. Earlier, she was partner at Brera Capital Partners, LLC and managing director at Alpine Capital Group LLC. Ms. Hook also served in executive and special advisory roles at Time Warner, Inc., was legal adviser to the Chairman of the Federal Communications Commission, and was a senior attorney at Viacom International, Inc. Ms. Hook also serves on the boards of directors for Reed Elsevier PLC, Reed Elsevier NV and Reed Elsevier Group plc.

Ms. Hook was selected as CEO and director of Neustar because of her rich knowledge of the company, having served as Neustar’s President, combined with her proven ability to realign corporate strengths with evolving market opportunities. Ms. Hook brings almost 30 years of senior management experience in the communications, media and technology industries as well as extensive experience on corporate boards.

Ross K. Ireland Age 67

Mr. Ireland has served as a director of Neustar since 2006. Mr. Ireland retired as Senior Executive Vice President of Services and Chief Technology Officer of SBC Communications Inc., a telecommunications services provider, in 2004. He assumed these positions in 1997 when Pacific Telesis Group merged with SBC Communications Inc. He served Pacific Telesis Group in various capacities from 1966 to 1997, including as Vice President and Chief Technology Officer from 1990 to 1997. Mr. Ireland was also a member of the Board of Directors of the Alliance for Telecommunications Industry Solutions, or ATIS, a not-for-profit corporation that provides telecom industry standards and industry operating practices, from 1990 through 2004, including as the Chairman of the Board of ATIS from 2000 through 2004. From 2008 to 2013, Mr. Ireland served as a director, audit committee member, compensation committee member and nominating and corporate governance committee member of Adtran, Inc.

Mr. Ireland was selected as a director because of his extensive knowledge of the telecommunications industry and its standards and practices, in addition to his broad technological expertise and senior leadership. Through his service on other company boards, Mr. Ireland also brings valuable experience in audit, compensation and governance matters.

Name and Age as of March 31, 2014	Position, Principal Occupation, Business Experience and Directorships
Paul A. Lacouture Age 63

Mr. Lacouture has served as a director of Neustar since 2007. Mr. Lacouture retired as Executive Vice President of Engineering and Technology for Verizon Telecom, a telecommunications services provider, in 2007, a position he had held since 2006. From 2000 to 2006, he was president of the Verizon Network Services Group, a telecommunications services provider. Prior to the Bell Atlantic/GTE merger in July 2000, Mr. Lacouture was president of the Network Services group at Bell Atlantic.

Mr. Lacouture was selected as a director based on his many years of experience in the telecommunications industry and his knowledge and understanding of our client base. Mr. Lacouture also provides valuable insight regarding the Company’s current products and services, as well as the future technological needs of the Company and the industry.

Michael J. Rowny Age 63

Mr. Rowny has served as a director of Neustar since 2006. Mr. Rowny has been Chairman of Rowny Capital, a private equity firm, since 1999. From 1994 to 1999, and previously from 1983 to 1986, Mr. Rowny was with MCI Communications Corporation in positions including President and Chief Executive Officer of MCI’s International Ventures, Alliances and Correspondent group; acting Chief Financial Officer; Senior Vice President of Finance; and Treasurer. His extensive career in business and government has included positions as Chairman and Chief Executive Officer of the Ransohoff Company, Chief Executive Officer of Hermitage Holding Company, Executive Vice President and Chief Financial Officer of ICF Kaiser International, Inc., Vice President of the Bendix Corporation, and Deputy Staff Director of The White House. Mr. Rowny is also a director and audit committee member of Ciena Corporation.

Mr. Rowny was selected as a director because of his extensive executive leadership and international experience, his financial expertise, and his understanding of business opportunities, both as concerns acquisition targets and the industry in general. The Board also benefits from Mr. Rowny’s experience as a public company director and audit committee member.

Hellene S. Runtagh Age 65

Ms. Runtagh has served as a director of Neustar since 2006. Ms. Runtagh was formerly President and Chief Executive Officer of Berwind Group, a diverse company with global businesses in pharmaceutical services, life science automation, industrial manufacturing, real estate, and natural resources, from 2001 to 2002. Prior to joining Berwind in 2001, Ms. Runtagh was with Universal Studios, where she last served as Executive Vice President. In this role, Ms. Runtagh was responsible for Studio, Consumer Products, Interactive Games, Information Technology, Online Operations, and retail operations at Universal Studios. Prior to joining Universal Studios, Ms. Runtagh spent 25 years at General Electric Company, or GE, where she served as President and Chief Executive Officer of GE Information Services and held general management roles with GE Capital and GE’s software businesses. Ms. Runtagh has also held numerous leadership positions, including international operations, marketing and manufacturing, for multiple high technology GE businesses. Ms. Runtagh is also a director, nominating and governance committee member and chair of the compensation and executive development committee of Lincoln Electric Holdings, Inc. and a director, audit committee member and compensation committee member of Harman International Industries, Inc. Ms. Runtagh previously served on the boards of directors of Avaya Inc., IKON Office Solutions, Inc. and Covad Communications Group, Inc.

Ms. Runtagh was selected as a director based on her strong record of senior-level experience and her insight into the considerations necessary to run a successful, diverse global business. Ms. Runtagh’s service on other public company boards also allows her to provide the Board with a variety of perspectives on important corporate governance, audit and compensation issues.

EXECUTIVE OFFICERS AND MANAGEMENT

Below is information, including biographical information, about our current senior executives (other than Ms. Hook, whose biographical information appears above).

Name	Age(1)	Position
Paul S. Lalljie	41	Senior Vice President and Chief Financial Officer
Leonard J. Kennedy	62	Senior Vice President and General Counsel
Mark F. Bregman	56	Senior Vice President and Chief Technology Officer
Edward M. Prince, Jr.	48	Senior Vice President, Information Services
Steven J. Edwards	55	Senior Vice President, Data Solutions
Alex L. Berry	45	Senior Vice President, Sales

(1)	As of March 31, 2014.

Paul S. Lalljie has served as our Senior Vice President and Chief Financial Officer since June 2009. Prior to becoming our Senior Vice President and Chief Financial Officer, Mr. Lalljie served as our Senior Vice President, Interim Chief Financial Officer and Treasurer from January 2009 to June 2009 and as our Vice President, Financial Planning & Analysis and Treasurer from December 2006 to January 2009. From 2000 through December 2006, Mr. Lalljie served in a variety of roles in corporate finance at the Company, including accounting, financial planning and analysis, treasury and investor relations.

Leonard J. Kennedy has served as Senior Vice President and General Counsel since May 2013. Prior to joining us, Mr. Kennedy served, from June 2012 to May 2013, as a Senior Advisor and Counselor to the Director of the Consumer Financial Protection Bureau, or CFPB, and, from January 2011 to June 2012, as the General Counsel of the CFPB. From August of 2005 to October 2008, Mr. Kennedy served as Senior Vice President and General Counsel, Corporate Secretary and Chief Government Affairs Officer of Sprint-Nextel Corporation. From January 2001 to August 2005, Mr. Kennedy served as Senior Vice President and General Counsel of Nextel Corporation.

Mark F. Bregman has served as Senior Vice President, Chief Technology Officer since August 2011. Prior to joining us, from 2006 through July 2011, Dr. Bregman served as Executive Vice President, Chief Technology Officer at Symantec Corporation, an infrastructure software company, where he oversaw the development of the company’s technology strategy and oversaw its investments in advanced research and development, security and technology services. From 2005 to 2006, Dr. Bregman served as Senior Vice President, Chief Technology Officer at Symantec Corporation. From September 2004 to July 2005, Dr. Bregman served as Executive Vice President, Chief Technology Officer and acting manager of the application and service management group of VERITAS Software Corporation, a provider of software and services to enable storage and backup, which was acquired by Symantec Corporation in July 2005. As Executive Vice President, Chief Technology officer at VERITAS Software Corporation, Dr. Bregman oversaw product management and engineering for all the company’s products including market leading storage management software and backup products. From February 2002 to September 2004, Dr. Bregman served as Executive Vice President, Product Operations of VERITAS Software Corporation. From August 2000 to October 2001, Dr. Bregman served as the Chief Executive Officer of AirMedia, Inc., a wireless internet company. Prior to joining AirMedia, Dr. Bregman served a 16-year career with International Business Machines Corporation, most recently as general manager of IBM’s RS/6000 and pervasive computing divisions from 1995 to August 2000. Dr. Bregman also serves on the board of directors for ShoreTel, Inc., a provider of business communications solutions.

Edward M. Prince, Jr. has served as our Senior Vice President, Information Services since July, 2013. In this role, he oversees the development and management of complete, cloud-based workflow solutions to enable clients to effectively promote and protect their brands. These services include Neustar’s Media Intelligence, Customer Intelligence and Activation platforms. Mr. Prince also oversees Neustar’s Data Registries, including Domain Name Registry Services, Common Short Codes, Caller ID and Directory

Listing Services, and our Security Solutions, such as DNS and Site Protect. Prior to joining Neustar, Mr. Prince served as the Chief Operating Officer, Global Media, at National Geographic, and President, National Geographic Ventures — the for-profit arm of National Geographic. Mr. Prince also served as Senior Vice President, Strategy and Business Development at AOL Broadband from 2002-2003, and Senior Vice President, Business Development for AOL from 1999-2002.

Steven J. Edwards has served as Senior Vice President, Data Solutions since October 2013. Prior to serving as our Senior Vice President, Data Solutions, Mr. Edwards served, since 2011, as our Senior Vice President, Carrier Services. Prior to becoming our Senior Vice President, Carrier Services, Mr. Edwards served in a variety of Carrier Services roles from August 2008 through August 2011. Prior to joining Neustar, from 2007 to 2008 Mr. Edwards was Chief Operating Officer at Regenesis Power LLC, a renewable energy venture, where he was responsible for developing Regenesis Power’s business model, operations and project financing. From 2004 to 2007, Mr. Edwards served as Chief Marketing Officer for Sonus Networks Inc., a provider of carrier-grade VoIP technology, where he was responsible for market strategy, product management, business development, partner channels, and product and corporate marketing. Prior to Sonus Networks Inc., he was Vice President of indirect sales and channel development at AT&T Business Services and was President of BT Visual Images, a BT Group company.

Alex L. Berry has served as our Senior Vice President, Sales since October 2013. Prior to becoming our Senior Vice President, Sales, Mr. Berry served as our Senior Vice President and General Manager, Enterprise Services since August 2011. Prior to becoming our Senior Vice President, Enterprise Services, from July 2008 through August 2011, Mr. Berry served as the Senior Vice President and General Manager Internet Infrastructure Services which included our Internet and Registry Services, respectively. Prior to joining Neustar, from 2007 to 2008, Mr. Berry was Senior Vice President, Global Sales and Client Services — Employee Care Division at Convergys Corporation, a customer and information management company, where he was responsible for sales, account management, professional services, delivery, Implementation, customer care and customer satisfaction. From 2004 to 2007, Mr. Berry served in a variety of roles in sales at Convergys Corporation, including Global Vice President, Sales and Solutions, and Vice President, North America Sales.

ITEM 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for 2014.

We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views on the Company’s independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent registered public accounting firms. Even if this selection is ratified, pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm and may determine to change the firm selected at such time and based on such factors as it determines to be appropriate.

Representatives of Ernst & Young LLP are expected to be present at the Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2014.

Audit and Non-Audit Fees

The following table presents fees billed for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for the years ended December 31, 2012 and December 31, 2013, and fees billed for audit-related, tax, and other services rendered by Ernst & Young LLP during those periods. All of these fees were approved by the Audit Committee.

	2012	2013
Audit fees(1)	$1,769,000	$2,207,500
Audit-related fees(2)	395,325	445,325
Tax fees(3)	633,555	543,628

Subtotal	2,797,880	3,196,453
All other fees(4)	66,840	2,000

Total fees	$2,864,720	$3,198,453

(1)	Audit fees consisted principally of work performed in connection with the audit of our consolidated financial statements, work on the audit of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002, and review of the unaudited quarterly financial statements.

(2)	Audit-related fees consisted principally of audits that we were required to conduct in connection with our requirements under the rules, regulations and orders of the Federal Communications Commission, as well as certain of our contracts and other transaction-related due diligence services.

(3)	For fiscal 2013, tax fees were comprised of fees related to tax planning and advice of $379,283 and tax compliance of $164,345. For fiscal 2012, tax fees were comprised of fees related to tax planning and advice of $388,431 and tax compliance of $245,124.

(4)	Other fees consisted of miscellaneous other permissible services not included in the first three categories and were immaterial for 2012 and 2013.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permissible non-audit services to be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for up to a year related to a particular defined task or scope of work, subject to a specific budget. In other cases, the chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services, and the chairman then communicates such pre-approvals to the full Audit Committee. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent audit firm. We obtain these services from other service providers as needed.

Audit Committee Report

Neustar’s management is responsible for Neustar’s financial statements, internal controls and financial reporting process. Neustar’s independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the consolidated financial statements and for expressing an opinion as to whether those consolidated audited financial statements fairly present, in all material respects, the financial position, results of operations, and cash flows of the Company in conformity with U.S. generally accepted accounting principles. The Audit Committee has been established for the purpose of representing and assisting the Board of Directors in overseeing Neustar’s accounting and financial reporting processes and audits of Neustar’s annual financial statements, including the integrity of Neustar’s financial statements, Neustar’s compliance with legal and regulatory authority requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of Neustar’s internal audit function and the independent registered public accounting firm. The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is in fact “independent” under applicable rules.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm regarding its communications with the Audit Committee concerning independence, as required by applicable requirements of the PCAOB, and the Audit Committee has discussed with the independent registered public accounting firm its independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

The Audit Committee:

Michael J Rowny, Chair

Gareth C. Chang

Joel P. Friedman

Hellene S. Runtagh

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

ITEM 3 — Advisory Resolution to Approve Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to approve the following advisory resolution on executive compensation:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

At the Company’s annual meeting of shareholders held in June 2013, over 98% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this affirms stockholders’ support of the Company’s approach to executive compensation.

Our executive compensation programs have a strong pay-for-performance orientation and are designed to create value for our stockholders by supporting the achievement of our business and financial objectives. To this end, we have formulated our programs to reward superior financial and operating performance, to align executives’ interests with those of our stockholders, and to encourage talented individuals to join and remain with the Company and contribute to our growth and success. Our executive compensation programs are also intended to be consistent with corporate governance best practices.

We encourage stockholders to read the Compensation Discussion & Analysis beginning on page 17 of this proxy statement, as well as the Summary Compensation Table and related tables and narrative appearing on pages 35 through 49, which provide detailed information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “Say on Pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when evaluating our executive compensation programs. Taking into account the advisory vote of stockholders regarding the frequency of advisory votes to approve executive compensation at our 2011 annual meeting, our current policy is to include a resolution regarding approval of the compensation of our named executive officers annually. Accordingly, unless the Board modifies its policy on the frequency of future votes, the next advisory vote to approve our executive compensation will occur at the 2015 annual meeting.

The Board of Directors unanimously recommends a vote FOR the advisory resolution on executive compensation.

ITEM 4 — Approval of Amended and Restated NeuStar, Inc. Corporate Bonus Plan (fka 2009 Performance Achievement Award Plan)

The Board of Directors has unanimously approved the NeuStar, Inc. Amended and Restated Corporate Bonus Plan (fka as the 2009 Performance Achievement Award Plan, and referred to below as the “Bonus Plan”), which will provide for incentive payments to executives who may be covered by Section 162(m) of the Internal Revenue Code of 1986 (referred to below as the “Code”). The adoption of the Bonus Plan by the Board of Directors is subject to the approval of our stockholders.

At the Company’s 2009 annual meeting, our stockholders initially approved the Bonus Plan. Pursuant to Code Section 162(m), the Bonus Plan requires the approval of our stockholders at least once every five years.

We designed the Bonus Plan to provide a direct link between performance and compensation for our top executives. Additionally, the Bonus Plan is intended to qualify certain components of compensation paid to these executives for the tax deductibility exception under Code Section 162(m), while maintaining a degree of flexibility in the amount of incentive compensation paid to each top executive. Since the adoption of the Bonus Plan, the Compensation Committee has historically designated, and is expected to continue to designate, as participants in the Bonus Plan those executives at the Senior Vice President level and above whose compensation may be subject to Code Section 162(m).

Code Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for non-performance-based compensation paid in excess of $1,000,000 in any taxable year to the CEO or certain other highly compensated executive officers. We intend to structure awards under the Bonus Plan so that compensation under the plan will be qualified as “performance-based compensation” eligible for continued deductibility. To preserve the deductibility of this compensation, we are, once again, seeking, in accordance with Code Section 162(m), stockholder approval of the Bonus Plan, including the business criteria upon which performance goals under the Bonus Plan may be based and the maximum amount that may be paid during any performance period to any executive.

The following description of the Bonus Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Annex B.

Description of the Bonus Plan

Plan Administration.    The Bonus Plan will be administered by the Compensation Committee. The Compensation Committee will select the executives who will be eligible to receive awards, set the target payout level and performance goals for each performance period, certify the level of attainment of the performance goals, and determine individual awards within Bonus Plan guidelines.

Performance Awards.    Participants in the Bonus Plan will be eligible to receive performance awards based on attainment by the Company and/or a subsidiary, business segment, division or other operational unit of the Company of specified performance goals to be established for each performance period by the Compensation Committee. Performance awards will be paid as soon as administratively feasible in the next calendar year following the end of the performance period with respect to which the awards relate, but only after the Compensation Committee has certified that the performance goals have been attained. The Compensation Committee has the right to reduce (but not increase) awards in its discretion, even if the performance goals have been attained.

Recoupment.    Awards granted under the Bonus Plan will be subject to any recovery, recoupment, clawback and/or forfeiture policy maintained by the Company.

Business Criteria.    Code Section 162(m) requires that performance awards be based on objective performance measures. Performance goals under the Bonus Plan will be based on the following criteria, either individually, alternatively or in combination, applied to the Company as a whole or to any subsidiary, business segment, division or other operational unit of the Company, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results, or to a designated comparison group, in each case as specified by the Compensation Committee:

•	cash flow (including operating cash flow or free cash flow);

•	revenue (on an absolute basis or adjusted for currency effects);

•	gross margin;

•	operating expenses or operating expenses as a percentage of revenue;

•

earnings (which may include earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; and net earnings, and may be determined in accordance with generally accepted accounting principles (GAAP) or adjusted to exclude any or all GAAP items);

•	earnings per share (on a GAAP or non-GAAP basis);

•	growth in any of the foregoing measures;

•	stock price;

•	return on equity or average stockholders’ equity;

•	total stockholder return;

•	growth in stockholder value relative to the moving average of the S&P MidCap 400 Index or another index;

•	return on capital;

•	return on assets or net assets;

•	return on investment;

•	economic value added;

•	operating profit;

•	controllable operating profit or net operating profit;

•	operating margin;

•	cash conversion cycle;

•	market share;

•	contract awards or backlog;

•	overhead or other expense reduction;

•	credit rating;

•	strategic plan development and implementation;

•	succession plan development and implementation;

•	improvement in workforce diversity;

•	client indicators (including client satisfaction);

•	new product invention or innovation;

•	improvements in productivity;

•	attainment of objective operating goals;

•	employee metrics (including employee satisfaction); and

•	attainment of specified levels of performance under one or more of the measures described above relative to the performance of other corporations.

The performance goals may incorporate, if and only to the extent permitted under Code Section 162(m), provisions for disregarding (or adjusting for) changes in accounting methods; corporate transactions (including, without limitation, dispositions and acquisitions); charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items; and the cumulative effects of tax changes, each as defined by GAAP and identified in our financial statements, notes to the financial statements, management’s discussion and analysis, or other Securities and Exchange Commission filings. To the extent any such provision would create impermissible discretion under Code Section 162(m) or would otherwise violate Code Section 162(m), such provision shall be of no force or effect.

Solely to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Compensation Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria (including, but not limited to, amendments reflecting International Financial Reporting Standards or other prevailing accounting standards used in our regular reports on Forms 10-K and 10-Q).

Maximum Performance Award Limit.    The maximum performance award payable to any participant with respect to any one calendar year in a performance period will not exceed $10,000,000. For any performance period of more than one calendar year, this limit will be increased on a pro rata basis. Each performance period will be the period specified by the Committee over which achievement of the performance goals is to be measured.

Form of Payment.    In the discretion of the Compensation Committee, performance awards may be paid in whole or in part in cash or common stock, provided that common stock may be used only if payment of such stock is a permitted award under another plan maintained by the Company that was approved by our stockholders.

Partial Awards.    The Compensation Committee may make a full, pro rata or other award (within plan limits) as it deems appropriate in the event of a participant’s death, disability, retirement or other termination of employment or a change of control (as defined in the Bonus Plan), provided that any award not based on actual achievement of performance goals may only be made in the case of death, disability or change of control during the performance period.

Deferral of Awards.    The Compensation Committee may provide prior to the beginning of a performance period that payment of a performance award will be deferred. In addition, a participant and the Company may agree to defer all or a portion of a performance award in a written agreement executed prior to the beginning of the performance period, in accordance with any deferred compensation program applicable to the participant. Any deferred performance award will not increase (between the date on which it is credited to a deferred compensation program and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Code Section 162(m). To the extent applicable, any deferral under the Bonus Plan is intended to comply with the applicable requirements of Code Section 409A (and the regulations thereunder) and will be limited, construed and interpreted in a manner so as to comply therewith.

Term and Amendment.    If approved by our stockholders, the Bonus Plan will be effective as of January 1, 2014. The initial performance period under the Bonus Plan will be calendar year 2014. The Bonus Plan may be amended or terminated by the Board of Directors at any time, provided that the approval of our stockholders will be required (to the extent required under Code Section 162(m)) for any amendment that would alter the performance criteria set forth in the Bonus Plan, change the class of eligible employees, alter the maximum performance award limit described above, or otherwise require stockholder approval under Code Section 162(m).

The Board of Directors unanimously recommends a vote FOR the approval of the Bonus Plan.

ITEM 5 — Stockholder Proposal to Declassify the Board of Directors

Mr. John R. Chevedden (the “proponent”), 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has advised the Company that he owns no fewer than 100 shares of our Class A Common Stock and that he plans to present the following proposal at the 2014 Annual Meeting of Stockholders. We have included the proponent’s proposal in this proxy statement pursuant to Securities and Exchange Commission rules, and the Board’s response to it follows. The proponent’s proposal contains assertions about the Company or other statements that we believe are incorrect. We have not attempted to refute all inaccuracies.

The Proponent’s Proposal

Proposal 5 — Elect Each Director Annually

RESOLVED, shareholders ask that our Company take the steps necessary to reorganize the Board of Directors into one class with each director subject to election each year. (Will not affect the unexpired terms of directors elected to the board at or prior to the upcoming annual meeting.)

Arthur Levitt, former Chairman of the Securities and Exchange Commission said, “In my view it’s best for the investor if the entire board is elected once a year. Without annual election of each director shareholders have far less control over who represents them.”

A total of 79 S&P 500 and Fortune 500 companies declassified their boards in 2012 and 2013. The 79 companies whose boards were declassified had an aggregate market capitalization of one trillion dollars. Annual elections are widely viewed as a corporate governance best practice, Board declassification and annual elections could make directors more accountable, and thereby contribute to improved performance and increased company value.

The number of S&P 500 companies with classified boards declined by more than 67% from 2000 to 2012. From January 1, 2011 to June 30, 2012:

• More than 50 S&P 500 companies brought management proposals for annual election of each director to a vote at annual meetings • More than 50 shareholder proposals for annual election of each director passed at annual meetings of S&P 500 companies • The average yes-vote for shareholder proposals calling for annual election of each director exceeded 75%.

This proposal should also be more favorably evaluated due to our Company’s clearly improvable governance performance as reported in 2013:

GMI Ratings, an independent investment research firm, reported that our CEO Lisa Hook received our highest negative votes and had director duties at 3 companies — distraction concern. James Cullen, who chaired our audit committee and was also on our nomination committee, had director duties at an excessive 4 companies. GMI rated NeuStar D for accounting with forensic accounting ratios related to revenue recognition that had extreme values either relative to industry peers or to the NeuStar’s own history.

GMI said NeuStar can give long-term incentives to our CEO for below-median performance. Unvested equity pay would not lapse upon CEO termination. NeuStar did not disclose specific standards regarding minimum stock holdings for its CEO.

Other limits on shareholder rights included:

• Our board’s unilateral ability to amend the company’s bylaws without shareholder approval • Lack of fair price provisions to help insure that all shareholders are treated fairly • Limits on the right of shareholders to take action by written consent • The absence of cumulative voting rights

Returning to the core topic of this proposal from the context of our clearly improvable corporate performance, please vote to protect shareholder value:

Elect Each Director Annually — Proposal 5

Statement of the Board of Directors in Opposition to the Proponent’s Proposal

After careful deliberation, the Board unanimously recommends that stockholders vote AGAINST this stockholder proposal because, as discussed below, the Board believes this proposal is not in the best interests of the Company or its stockholders and is not necessary given the Board’s accountability to stockholders and the Company’s existing corporate governance practices.

The Company’s Amended and Restated Certificate of Incorporation (the “Charter”) provides that the Board shall consist of three classes of directors with staggered terms of three years each, which means that approximately one-third of the directors are elected each year. The Board believes that this classified board structure provides important benefits that advance and protect the long-term interests of the Company and its stockholders, including:

•

Depth of Knowledge and Long-Term Focus.    The economic and regulatory environment in which the Company operates is constantly evolving. The Board believes that the continuity of leadership provided by a classified board structure means that the Board will always include experienced directors with institutional knowledge about the Company’s business and long-term strategy as well as the regulatory environment in which the Company operates. The Board also believes that these experienced directors are better positioned to view fundamental business decisions with a long-term perspective, which allows them to make decisions that are in the best interests of the Company and its stockholders over the long-term while understanding short-term needs and objectives. The Company and stockholders have benefited from the Board’s long-term focus. For example, the Company has recorded significant increases in revenue in each of the last five fiscal years.

•

Collective Insight and Understanding.    The Board believes that our classified board structure offers greater collective insight and understanding of the Company’s long-term strategic direction and focus because our directors have a historical perspective of the Company’s operations and industry. The Board further believes that, due to the collective insight and understanding facilitated by the classified board structure, the Company’s directors are best positioned in a potential takeover situation to evaluate the Company’s value and the adequacy and fairness of any takeover proposal and to negotiate on behalf of our stockholders to achieve the best results for our stockholders and maximize stockholder value. Additionally, a classified board helps protect the Company and its stockholders from hostile, unfair or abusive takeover tactics by, among other things, buffering the Company from any potential hostile acquirers that may approach an acquisition with a short-term, profit-seeking focus. Importantly, however, a classified board structure does not insulate the Company from potential acquisitions or changes in the Board’s composition, and it does not alter the fiduciary responsibility of directors in responding to any such efforts.

•

Revenue Growth and Other Financial Results.    The Board believes that our classified board structure allows the Board to protect the stockholder value that the Company delivers. This structure has proved effective for the Company and its stockholders since the Company’s initial public offering on June 29, 2005. For example, the following table sets forth selected financial data for each of the Company’s fiscal years in the five-year period ended December 31, 2013, as set forth in our most recent Annual Report on Form 10-K:

	Year Ended December 31,
	2009	2010	2011	2012	2013
	(in thousands)
Selected Statement of Operations Data
Revenue	$467,253	$520,866	$620,455	$831,388	$902,041
Income from operations	$189,730	$205,723	$209,024	$276,659	$289,294
Net income	$101,141	$106,209	$160,823	$156,087	$162,752

The Board further believes that the stockholder proposal is not necessary as the Company’s directors already are accountable to stockholders since all directors must fulfill their fiduciary duties to the Company and its stockholders, regardless of the length of their term of office or how often they stand for election. Moreover, our Board’s actions demonstrate a strong commitment to good corporate governance in order to enhance stockholder value. Specifically, the Board has adopted a number of governance practices that enhance director accountability and the Board’s ability to provide independent oversight, including:

•

Majority Voting in Uncontested Director Elections.    The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for majority voting in uncontested elections of directors. Stockholders elect approximately one-third of the Company’s directors each year. Thus, each director must be elected every three years by a majority of votes cast by the stockholders.

•

Independent Board Leadership.    The Board has an independent Board Chairman, which allows the Company’s CEO to focus on the management of the Company and the Chairman to focus on providing advice to and independent oversight of management. The Board believes this further promotes open discussion among the non-management directors and enhances the Board’s ability to provide independent oversight of the Company’s management. In addition, with the exception of Ms. Hook, the Company’s CEO, the Board is composed entirely of independent directors who meet in executive session without management present at least quarterly. The Board also has independent key committees, each of which is chaired by a different independent director, which the Board believes promotes a diversity of ideas and more effective governance.

•

Ongoing Evaluation of the Company’s Directors.    Before recommending director candidates to the Board for election by the stockholders, the Nominating and Corporate Governance Committee, which is comprised entirely of independent directors, evaluates the performance and contributions of each incumbent director. In this regard, the Board believes that the classified board structure strengthens the Company’s ability to recruit highly skilled directors who are willing to make a long-term commitment to the Company and its stockholders.

We also disagree with the examples cited from GMI Ratings. For example, while the proponent criticizes the service of Ms. Hook and Mr. Cullen, respectively, on other boards, the fact is that no Company director serves on more boards than is considered acceptable by the leading proxy advisory firms. Furthermore, the Company monitors closely the number of public company boards upon which its directors serve; in fact, each director must notify the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another corporate board. The Board also believes that the proponent unfairly criticizes the Board service of several valuable directors. Ms. Hook, the Company’s CEO, brings to the Board extensive leadership experience and a wealth of knowledge regarding the telecommunications and information services industries. Similarly, Mr. Cullen, the Company’s Board Chairman, has extensive experience as a former communications industry senior executive and offers a far-reaching base of business, industry and corporate governance knowledge. The proponent also raises concerns about the Company’s executive compensation practices, but fails to mention that more than 98% of votes cast at the Company’s 2013 Annual Meeting of Stockholders supported the advisory resolution to approve the Company’s executive compensation.

Consistent with its current practice, the Board will continue to evaluate the future implementation of appropriate corporate governance measures. However, for the reasons discussed above, the Board does not believe it is in the best interests of stockholders or the Company to implement the proponent’s request to remove the Company’s classified board structure.

The Board of Directors unanimously recommends a vote AGAINST the stockholder proposal.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the Securities and Exchange Commission, if a stockholder would like us to include a proposal in our proxy statement and form of proxy for presentation at our 2015 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 21575 Ridgetop Circle, Sterling, Virginia 20166, to the attention of the Corporate Secretary, no later than the close of business on December 19, 2014.

Alternatively, under our bylaws, if a stockholder would like to propose a matter for presentation at the 2015 Annual Meeting of Stockholders rather than for inclusion in the proxy materials, or would like to nominate a person as a candidate for election to the Board at the 2015 Annual Meeting of Stockholders, the stockholder must follow certain procedures contained in our bylaws. Stockholders may request a free copy of our bylaws from:

NeuStar, Inc.

Attn: Corporate Secretary

21575 Ridgetop Circle

Sterling, VA 20166

Under the bylaws, notice of a nomination or other business must be delivered to the Corporate Secretary no later than the close of business on February 27, 2015 and no earlier than the close of business on January 28, 2015. If the date of our 2015 Annual Meeting of Stockholders is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the date of the 2014 Annual Meeting of Stockholders, notice must be delivered to the Corporate Secretary not later than the close of business on the later of the 90th day prior to the 2015 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the meeting is first made. Nominations and the proposal of other business also must satisfy other requirements set forth in the bylaws. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with the foregoing procedures.

If a stockholder fails to comply with the forgoing deadlines established under the bylaws, or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, the Company will have discretionary authority to vote shares under proxies we solicit when and if the nomination or other business is raised at the 2015 Annual Meeting of Stockholders and, to the extent permitted by law, on any other business that may properly come before the 2015 Annual Meeting of Stockholders and any adjournments or postponements.

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement to those stockholders. This process, which is commonly referred to as “householding,” potentially provides convenience for stockholders and cost savings for companies. Although we do not household for registered stockholders, a number of brokerage firms have instituted householding for shares held in street name, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that the broker will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or in the future, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, please notify us by calling (571) 434-5400 or by sending a written request to 21575 Ridgetop Circle, Sterling, Virginia 20166, Attention: Corporate Secretary, and we will promptly deliver a separate copy of our annual report and proxy statement. If you are receiving multiple copies of the annual report and proxy statement and wish to receive only one, please notify your broker.

Annex A

Reconciliation of Non-GAAP Measures

Reported Adjusted Net Income

	Year Ended December 31,
	2012	2013
	(in thousands, except per share data) (unaudited)
Income from operations	$156,087	$162,752
Add: Stock-based compensation	28,058	44,226
Add: Amortization of acquired intangible assets	50,281	50,486
Add: Loss on debt modification and extinguishment	—	10,886
Add: Restructuring charges	489	2
Add: Acquisition-related costs	—	2,149
Add: Adjustment for provision for income taxes	(28,215)	(37,037)

Adjusted net income	$206,700	$233,464

Adjusted net income from operations per diluted share	$3.04	$3.53

Weighted average shares outstanding — diluted	67,956	66,108

Reconciliation of Adjusted Revenue for 2013 Annual Cash Incentive Compensation

	Year Ended December 31,
	2012	2013
	(in thousands) (unaudited)
Revenue	$831,388	$902,041
Add: Revenue adjustments(1)	—	(2,006)

Adjusted revenue metric for cash incentive plan	$831,388	$900,035

(1)	Revenue adjustments exclude the impact of acquired assets and businesses.

Reconciliation of Adjusted EBITDA for 2013 Annual Cash Incentive Compensation

	Year Ended December 31,
	2012	2013
	(in thousands) (unaudited)
Income from operations	$156,087	$162,752
Add: Depreciation and amortization	92,955	100,233
Add: Other expense (income)	33,559	34,170
Add: Provision for income taxes	87,013	92,372
Add: Stock-based compensation	28,058	44,226
Add: Plan defined adjustments for acquisitions	—	6,110
Add: Adjustment for annual cash incentive plan(1)	3,964	(701)

Adjusted EBITDA metric for cash incentive plan	$401,636	$439,162

(1)	This adjustment is the amount of the annual cash incentive is above (below) 100% achievement of our targets.

A-1

Reconciliation of Adjusted Net Income for 2013 Long-Term Incentive Awards

	Year Ended December 31,
	2012	2013
	(in thousands) (unaudited)
Income from operations	$156,087	$162,752
Add: Stock-based compensation	28,058	44,226
Add: Amortization of acquired intangible assets	50,281	50,486
Add: Loss on debt modification and extinguishment	—	10,886
Add: Plan defined adjustments for acquisitions	—	6,110
Add: Adjustment for provision for income taxes	(28,040)	(38,437)

Adjusted net income for long-term incentive awards	$206,386	$236,023

Reconciliation of Adjusted Non-NPAC Revenue for 2013 Long-Term Incentive Awards

	Year Ended December 31,
	2012	2013
	(in thousands) (unaudited)
Total Revenue	$831,388	$902,041
Less: NPAC revenue(1)	418,230	446,415
Less: Revenue adjustments(2)	—	2,006

Adjusted non-NPAC revenue	$413,158	$453,620

(1)	Includes revenue from our contracts with NAPM, NPAC-related connection services fees and system enhancements.

(2)	Revenue adjustments exclude the impact of acquired assets and businesses.

A-2

Annex B

NEUSTAR, INC. AMENDED AND RESTATED NEUSTAR, INC. CORPORATE BONUS PLAN (fka 2009 PERFORMANCE ACHIEVEMENT AWARD PLAN)

1. PURPOSE

The purpose of this Plan is to attract, retain and motivate key employees by providing performance awards to designated key employees of the Company or its Subsidiaries. This Plan is effective for calendar years of the Company commencing on or after January 1, 2009, subject to approval by the stockholders of the Company in accordance with the laws of the State of Delaware. The materials terms of the Performance Goals under which compensation may be paid, including the employees eligible to receive compensation, a description of the business criteria on which the Performance Goals are based, and the maximum amount of compensation that can be paid to an employee under a Performance Goal will be approved by the stockholders at least once every five years, as provided under Code Section 162(m).

2. DEFINITIONS

Unless the context otherwise requires, the words that follow shall have the following meaning:

(a) “Award” — shall mean the Performance Award awarded under the Plan.

(b) “Board” — shall mean the Board of Directors of the Company.

(c) “Change of Control” — shall have the meaning set forth in Exhibit A hereto.

(d) “Code” — shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

(e) “Code Section 162(m)” — shall mean the exception for performance-based compensation under Section 162(m) of the Code or any successor section and the Treasury regulations promulgated thereunder.

(f) “Code Section 409A” — shall mean Section 409A of the Code and the regulations and guidance promulgated thereunder.

(g) “Code Section 409A Change of Control” — shall mean a Change of Control hereunder that constitutes a “change in control event” as defined under Treas. Reg. §1.409A-3(i)(5) under Code Section 409A.

(h) “Company” — shall mean NeuStar, Inc. and any successor by merger, consolidation or otherwise.

(i) “Committee” — shall mean the Compensation Committee of the Board or such other committee of the Board that is appointed by the Board to administer this Plan, all of whose members shall satisfy the requirements to be “outside directors,” as defined under Code Section 162(m).

(j) “Common Stock” — means the Class A Common Stock, $0.001 par value per share, of the Company.

(k) “Determination Date” — means the latest possible date that will not jeopardize an Individual Target Award or Award’s qualification as “performance-based compensation” that is intended to qualify as such within the meaning of Code Section 162(m); the Determination Date will be not later than ninety (90) days after the commencement of a given Performance Period, or the number of days that is equal to 25% of such Performance Period, if less, while the achievement of a given Performance Goal is substantially uncertain.

(l) “Individual Target Award” — shall mean the targeted Performance Award for a Performance Period as specified by the Committee in accordance with Section 5 hereof.

(m) “Participant” — shall mean an executive employee of the Company or any Subsidiary selected, in accordance with Section 4 hereof, as eligible to receive an Award in accordance with this Plan.

(n) “Performance Award” — shall mean the amount paid or payable under Section 6 hereof.

(o) “Performance Goals” — shall mean the objective performance goals, formulae and standards described in Section 6 hereof.

(p) “Performance Period” — shall mean the period (as specified by the Committee) over which achievement of the Performance Goals is to be measured.

(q) “Plan” — shall mean the NeuStar, Inc. Corporate Bonus Plan.

(r) “Plan Year” — shall mean a calendar year of the Company.

(s) “Pro Rata” — shall mean a portion of an Award based on the number of days employed during a Performance Period as compared to the total number of days in the Performance Period.

(t) “Subsidiary” — shall mean, other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation or trade or business (including, without limitation, a partnership or limited liability company) that is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Subsidiaries; or (iii) any other entity in which the Company or any of its Subsidiaries has a material equity interest and which is designated as a “Subsidiary” by resolution of the Committee.

3. ADMINISTRATION AND INTERPRETATION OF THE PLAN

The Plan shall be administered by the Committee. The Committee shall have the exclusive authority and responsibility to: (i) interpret the Plan; (ii) approve the designation of eligible Participants; (iii) set the Performance Goals and Performance Period for Awards within the Plan guidelines; (iv) determine the timing and form of amounts to be paid out under the Plan and the conditions for payment thereof; (v) certify attainment of Performance Goals and other material terms; (vi) reduce (but not increase) Awards as provided herein; (vii) authorize the payment of all benefits and expenses of the Plan as they become payable under the Plan; (viii) adopt, amend and rescind rules and regulations relating to the Plan; and (ix) make all other determinations and take all other actions necessary or desirable for the Plan’s administration, including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in this Plan in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under Code Section 162(m).

All decisions of the Committee on any question concerning the selection of Participants and the interpretation and administration of the Plan shall be final, conclusive and binding upon all parties. The Committee may rely on information, and consider recommendations, provided by the Board or the officers of the Company. The Plan is intended to comply with Code Section 162(m), and all provisions contained herein shall be limited, construed and interpreted in a manner to comply therewith. Payments under the Plan are intended to comply with or be exempt from Code Section 409A, and, to the maximum extent permitted, this Plan shall be construed and interpreted to be in compliance therewith or exempt therefrom.

4. ELIGIBILITY AND PARTICIPATION

(a) For each Performance Period, the Committee shall select the employees of the Company and/or its Subsidiaries who are to participate in the Plan from among the executive employees of the Company and/or its Subsidiaries.

(b) No person shall be entitled to any Award under this Plan for a Performance Period unless the individual is designated as a Participant for that Performance Period. The Committee may add to or delete individuals from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with Code Section 162(m). In order to be eligible to participate in the Plan, an employee must have been hired by the Company or promoted to an eligible position prior to the Determination Date for a given Performance Period.

5. INDIVIDUAL TARGET AWARD

For each Participant for each Performance Period, the Committee may, in its sole discretion, specify an Individual Target Award. The Individual Target Award may be expressed, at the Committee’s sole discretion, as a fixed dollar amount, a percentage of base pay, or an amount determined pursuant to an objective formula or standard. The Committee’s establishment of an Individual Target Award for an employee for a Performance Period shall not imply or require that the same level or any Individual Target Award be set for any subsequent Performance Period. At the time the Performance Goals are established (as provided in Section 6.2 below), the Committee shall prescribe a formula to be used to determine the percentages (which may be greater than one-hundred percent (100%)) of an Individual Target Award that may be earned or payable based upon the degree of attainment of the Performance Goals during the Performance Period, subject to the limitation set forth in Section 6.5 below. Notwithstanding anything else herein, unless otherwise specified by the Committee with respect to an Individual Target Award, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the Performance Goals.

6. PERFORMANCE AWARD PROGRAM

6.1 PERFORMANCE AWARDS. Subject to the satisfaction of any conditions on payment imposed by the Committee, each Participant shall be eligible to receive up to the achieved percentage of his or her Individual Target Award for the relevant Performance Period (or, subject to the last sentence of Section 5, such lesser amount as determined by the Committee in its sole discretion) based upon the attainment of the objective Performance Goals established pursuant to Section 6.2 and the formula established pursuant to Section 5. Except as specifically provided in Section 7, no Performance Award shall be made to a Participant for a Performance Period unless the minimum Performance Goals for such Performance Period are attained.

6.2 OBJECTIVE PERFORMANCE GOALS, FORMULAE OR STANDARDS. The Committee in its sole discretion shall establish the objective performance goals, formulae or standards and the Individual Target Award (if any) applicable to each Participant or class of Participants for a Performance Period in writing prior to the beginning of such Performance Period or at such later date as permitted under Code Section 162(m) and in any case on or before the Determination Date and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Code Section 162(m), provisions for disregarding (or adjusting for) changes in accounting methods; corporate transactions (including, without limitation, dispositions and acquisitions); charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items; and the cumulative effects of tax changes, each as defined by generally accepted accounting principles (“GAAP”) and identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other Securities and Exchange Commission filings. To the extent any such provision would create impermissible discretion under Code Section 162(m) or would otherwise violate Code Section 162(m), such provision shall be of no force or effect. The Performance Goals shall be based on one or more of the following criteria, either individually, alternatively or in combination, applied to the Company as a whole or to any Subsidiary, business segment, division or other operational unit of the Company, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results, or to a designated comparison group, in each case as specified by the Committee: cash flow (including operating cash flow or free cash flow), revenue (on an absolute basis or adjusted for currency effects), gross margin, operating expenses or operating expenses as a percentage of revenue, earnings (which may include earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; and net earnings, and may be determined in accordance with GAAP or adjusted to exclude any or all GAAP items), earnings per share (on a GAAP or non-GAAP basis), growth in any of the foregoing measures, stock price, return on equity or average stockholders’ equity, total stockholder return, growth in stockholder value relative to the moving average of the S&P MidCap 400 Index or another index, return on capital, return on assets or net assets, return on investment, economic value added, operating profit, controllable operating profit or net operating profit, operating margin, cash conversion cycle, market share, contract awards or backlog, overhead or other expense reduction, credit rating, strategic plan development and implementation, succession plan development and implementation, improvement in workforce diversity, client indicators (including client satisfaction), new product invention or innovation, improvements in productivity, attainment of objective operating goals, and employee metrics (including employee satisfaction).

In addition, the Performance Goals may be based upon the attainment of specified levels of Company (or Subsidiary, business segment, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations.

To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may (i) designate additional business criteria on which the Performance Goals may be based, or (ii) adjust, modify or amend the aforementioned business criteria (including, but not limited to, amendments reflecting International Financial Reporting Standards or other prevailing accounting standards used in the Company’s regular reports on Forms 10-K and 10-Q).

6.3 GAAP. Except as otherwise provided herein, the measures used in Performance Goals set under the Plan shall be determined in accordance with GAAP and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q.

6.4 DEVIATIONS FROM GAAP. To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

6.5 MAXIMUM PERFORMANCE AWARD. The maximum Performance Award payable to a Participant with respect to any one Plan Year in a Performance Period shall not exceed $10,000,000. For any Performance Period with a duration of other than one Plan Year, the maximum Performance Award limit shall be adjusted on a pro rata basis.

6.6 PAYMENT DATE; COMMITTEE CERTIFICATION. Performance Awards will be paid as soon as administratively feasible in the calendar year after the calendar year in which the Performance Period in which they are earned is completed, but not before the Committee certifies in writing that the Performance Goals specified pursuant to Section 6.2 (except to the extent permitted under Code Section 162(m) and provided in Section 7 with regard to death, disability or Change in Control of the Company) were, in fact, satisfied, except as may otherwise be agreed by a Participant and the Company in a written agreement executed prior to the beginning of the Performance Period to which the Performance Award relates in accordance with any deferred compensation program applicable to such Participant. The Committee shall use its reasonable business efforts to make a determination with regard to satisfaction of the Performance Goals within two and one-half (2 1/2) months after the end of the relevant Performance Period. Any Performance Award deferred by a Participant shall not increase (between the date on which the Performance Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Code Section 162(m). The Committee may provide prior to the beginning of the Performance Period that payment of any Performance Award shall be deferred and may place such additional conditions on payment thereof as it shall determine in its sole discretion. The Participant shall have no right to receive payment of any deferred amount until he or she has a right to receive such amount under the terms of the applicable deferred compensation program. To the extent applicable, any deferral under this section is, or shall be made in a manner, intended to comply with the applicable requirements of Code Section 409A and shall be limited, construed and interpreted in a manner so as to comply therewith.

6.7 FORM OF PAYMENT. In the sole discretion of the Committee, Performance Awards may be paid in whole or in part in cash or Common Stock, provided that any Common Stock shall be used only if payment of such Common Stock is a permitted award under another plan maintained by the Company that was approved by the stockholders of the Company.

7. PARTIAL AWARDS

The Committee, in its sole and absolute discretion, may, but is not required to (except as provided below or in an Award) make a full, Pro Rata or other Award (but not in excess of the maximum achievable Award for the relevant Performance Period) to a Participant for a Performance Period as the Committee deems appropriate in the event of the Participant’s death, disability, retirement, other termination of employment or a Change of Control during the Performance Period or after the end of the Performance Period, provided that any Award not based on actual achievement of the Performance Goals for the Performance Period may only may be made in the case of death, disability or Change of Control during the Performance Period.

To the extent permitted under, and in accordance with, Code Section 162(m) and Code Section 409A, the Committee may provide for in an Award (or a permitted modification of an Award) that upon a Section 409A Change of Control of the Company or the Participant’s death or disability while employed by the Company, the Company will make payment of an amount at the time of, or a specified time after, the event (whether or not based on actual achievement of the Performance Goals or a portion of the Performance Goals but not in excess of the maximum achievable Award for such Performance Period), with or without an additional payment thereafter based on actual achievement of Performance Goals.

8. NON-ASSIGNABILITY

No Award under this Plan or payment thereof nor any right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, garnishment, execution or levy of any kind or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber and to the extent permitted by applicable law, charge, garnish, execute upon or levy upon the same shall be void and shall not be recognized or given effect by the Company.

9. NO RIGHT TO EMPLOYMENT

Nothing in the Plan or in any notice of an Award pursuant to the Plan shall confer upon any person the right to continue in the employment of the Company or one of its Subsidiaries or affiliates nor affect the right of the Company or any of its Subsidiaries or affiliates to terminate the employment of any person.

10. AMENDMENT OR TERMINATION

The Company reserves the right in its Board (or a duly authorized committee thereof) to amend, suspend or terminate the Plan or to adopt a new plan in place of this Plan at any time; provided, however, that no such amendment shall, without the prior approval of the stockholders of the Company in accordance with the laws of the State of Delaware to the extent required under Code Section 162(m): (i) alter the Performance Goals as set forth in Section 6.2; (ii) change the class of eligible employees set forth in Section 4(a);

(iii) alter the maximum Performance Award limitation set forth in Section 6.5; or (iv) implement any change to a provision of the Plan requiring stockholder approval in order for the Plan to comply with the requirements of Code Section 162(m). Furthermore, no amendment, suspension or termination shall, without the consent of the Participant, alter or impair a Participant’s right to receive payment of an Award otherwise earned and payable hereunder.

11. SEVERABILITY

In the event that any one or more of the provisions contained in the Plan shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed as if such invalid, illegal or unenforceable provisions had never been contained therein.

12. WITHHOLDING

The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state and/or local income or other taxes incurred by reason of payments pursuant to the Plan.

13. GOVERNING LAW

This Plan and any amendments thereto shall be construed, administered and governed in all respects in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

14. RECOUPMENT POLICY

Awards granted under the Plan shall be subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

EXHIBIT A

For purposes of this Plan, a “Change of Control” shall mean any of the following events: (i) the consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company’s outstanding voting securities immediately prior to such merger or consolidation do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such merger or consolidation; (ii) individuals who constitute the Board at the beginning of any 24-month period (“Incumbent Directors”) ceasing for any reason during such 24-month period to constitute at least a majority of the Board, provided that any person becoming a director during any such 24-month period whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement for the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director; (iii) the consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, other than a transfer of the Company’s assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction; (iv) the approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company; or (v) the acquisition by a person, within the meaning of Section 3(a)(9) or Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Securities Exchange Act of 1934 of a majority or more of the Company’s outstanding voting securities (whether directly or indirectly, beneficially or of record), other than a person who held such majority on the date of adoption of the Plan. Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) pursuant to the Securities Exchange Act of 1934.

NEUSTAR 2014 ANNUAL MEETING ADMISSION TICKET

Wednesday, May 28, 2014, at 5:00 P.M. (Local Time)

Hyatt Regency Reston

1800 Presidents Street

Reston, VA 20190

Please retain and present this ticket for admission to the meeting

From Washington Dulles International Airport:

Distance from hotel: 6.59 miles

Directions: Take the Dulles Access Road East toward Washington, DC. Take exit #12, Reston Parkway / VA 602. Turn left on to Reston Parkway. At the third traffic light, turn left onto Bluemont Way, and then turn right onto Presidents Street, and the Hyatt Regency Reston is located at 1800 Presidents Street.

From Ronald Reagan Washington National Airport:

Distance from hotel: 22 miles

Directions: Head North on the George Washington Memorial Parkway (crossing over into Virginia). Take the VA-123 exit toward Chain Bridge / McLean. Keep right at the fork to go on VA-123 S. Merge onto VA-267 W toward I-495 N / Dulles Airport (Portions toll). Take Reston Parkway / VA-602 exit- Exit 12. Keep Right at the fork to go on Reston Parkway / VA-602 N. At the second traffic light, turn left onto Bluemont Way. Turn right onto Presidents Street, and the Hyatt Regency Reston is located at 1800 Presidents Street.

¢

NEUSTAR, INC.

PROXY/VOTING INSTRUCTION CARD

This proxy is solicited by the Board of Directors of NeuStar, Inc.

for the Annual Meeting of Stockholders

Wednesday, May 28, 2014, 5:00 P.M. (Local Time) at

the Hyatt Regency Reston, 1800 Presidents Street, Reston, VA 20190

The undersigned hereby appoints Lisa A. Hook and Leonard J. Kennedy, as proxies, with full power of substitution, and authorizes each of them to vote all the shares of common stock held of record by the undersigned on March 31, 2014 at the Annual Meeting, or any adjournment or postponement thereof.

The shares represented by this proxy will be voted in the manner directed by the undersigned or, if no direction is given, the proxies will vote the shares in accordance with the Board of Directors’ recommendations on the subjects listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

¢	14475	¢

ANNUAL MEETING OF STOCKHOLDERS OF

May 28, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting To Be Held on May 28, 2014:

The Notice and Proxy Statement and Annual Report are available at

http://www.astproxyportal.com/ast/25439.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided. i

¢ 00003333330030000000 0	052814

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

The Board of Directors recommends that you vote FOR the following proposals:
		1.	Election of Directors:		FOR	AGAINST	ABSTAIN
			a.	James G. Cullen	☐	☐	☐
			b.	Joel P. Friedman	☐	☐	☐
			c.	Mark N. Greene	☐	☐	☐
		2.	Ratification of Ernst & Young LLP as NeuStar, Inc.’s Independent Registered Public Accounting Firm for 2014.		☐	☐	☐
		3.	Approval of an advisory resolution to approve executive compensation.		☐	☐	☐
		4.	Approval of the Amended and Restated NeuStar, Inc. Corporate Bonus Plan (fka the 2009 Performance Achievement Award Plan).		☐	☐	☐
The Board of Directors recommends that you vote AGAINST the following proposal:
		5.	A stockholder proposal to declassify the Board of Directors		☐	☐	☐
		NOTE:		In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you do not properly return a proxy, or attend the meeting and vote in person, your shares cannot be voted, nor your instructions followed. Please sign below and return this proxy in the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

ANNUAL MEETING OF STOCKHOLDERS OF

May 28, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 28, 2014:

The Notice and Proxy Statement and Annual Report are available at

http://www.astproxyportal.com/ast/25439.

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢ 00003333330030000000 0	052814

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends that you vote FOR the following proposals:
		1.	Election of Directors:		FOR	AGAINST	ABSTAIN
			a.	James G. Cullen	☐	☐	☐
			b.	Joel P. Friedman	☐	☐	☐
			c.	Mark N. Greene	☐	☐	☐
		2.	Ratification of Ernst & Young LLP as NeuStar, Inc.’s Independent Registered Public Accounting Firm for 2014.		☐	☐	☐
		3.	Approval of an advisory resolution to approve executive compensation.		☐	☐	☐
		4.	Approval of the Amended and Restated NeuStar, Inc. Corporate Bonus Plan (fka the 2009 Performance Achievement Award Plan).		☐	☐	☐
The Board of Directors recommends that you vote AGAINST the following proposal:
		5.	A stockholder proposal to declassify the Board of Directors		☐	☐	☐
		NOTE:		In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you do not properly return a proxy, or attend the meeting and vote in person, your shares cannot be voted, nor your instructions followed. Please sign below and return this proxy in the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 28, 2014

Hyatt Regency Reston

1800 Presidents Street, Reston, VA 20190 5:00 P.M. EDT

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 14, 2014.

Please visit http://www.astproxyportal.com/ast/25439, where the following materials are available for viewing:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please see the proxy statement and proxy card for information regarding attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

The Board of Directors recommends that you vote FOR the following proposals:
	1.	Election of Directors:
		a	James G. Cullen
		b.	Joel P. Friedman
		c.	Mark N. Greene
	2.	Ratification of Ernst & Young LLP as NeuStar, Inc.’s Independent Registered Public Accounting Firm for 2014.
	3.	Approval of an advisory resolution to approve executive compensation.
	4.	Approval of the Amended and Restated NeuStar, Inc. Corporate Bonus Plan (fka the 2009 Performance Achievement Award Plan).
The Board of Directors recommends that you vote AGAINST the following proposal:
	5.	A stockholder proposal to declassify the Board of Directors
	NOTE:		In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.
Please note that you cannot use this notice to vote by mail.